UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09463

Nuveen Ohio Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2011

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP

Nuveen Michigan Dividend Advantage Municipal Fund
NZW

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

February

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	14
Performance Overviews	16
Shareholder Meeting Report	23
Report of Independent Registered Public Accounting Firm	26
Portfolios of Investments	27
Statement of Assets and Liabilities	63
Statement of Operations	65
Statement of Changes in Net Assets	67
Statement of Cash Flows	70
Financial Highlights	71
Notes to Financial Statements	80
Board Members & Officers	94
Annual Investment Management Agreement Approval Process	99
Board Approval of Sub-Advisory Arrangements	106
Reinvest Automatically, Easily and Conveniently	107
Glossary of Terms Used in this Report	109
Other Useful Information	111

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of April, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 80% of the Muni Preferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refi-nancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 26, 2011

4 Nuveen Investments

Portfolio Manager’s Comments

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Portfolio manager Daniel Close discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments 5

the weak spot in the economy. For the twelve months ended January 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds generally offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010 through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and its impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which often failed to differentiate between gaps in operating budgets and those entities’ ability to meet their debt service obligation. As a result, money began to flow out of municipal funds, yields rose and valuations fell. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

How were the economic and market environments in Michigan and Ohio during this period?

Michigan, which has one of the weakest state economies in the nation, continued to face serious challenges as it struggled to emerge from recession. In 2009 (latest data available at the time this report was prepared), the state saw its economy contract at a rate of -5.2%, compared with the national average of -2.1%. As of February 2011, Michigan’s jobless rate was 10.4%, its best reading since November 2008, down from 13.5% in February 2010, although some of the decrease was attributable to fewer job seekers in the state. The state also continued to experience declining home values. According to the S&P/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Detroit fell 8.1% over the twelve months ended January 2011, hitting a new low. This drop, which ranked as the second largest in the index for this period (after Phoenix), compared with an average decrease of 3.1% nationwide. For fiscal 2011, Michigan

6 Nuveen Investments

closed the shortfall in its $46.7 billion state budget through the use of spending cuts, including a 3% reduction for all state agencies, federal stimulus money, debt restructuring, a state employee retirement incentive plan and a tax amnesty program. Because these were largely one-time measures, the state faces a structural gap in fiscal 2012 estimated at $1.4 billion. As of February 2011, Moody’s and Standard & Poor’s (S&P) rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks. During the twelve months ended February 2011, municipal issuance (both taxable & tax-exempt) in Michigan totaled $8.3 billion, an increase of 32.5% compared with the twelve months ended February 2010.

Ohio’s economy continued to be weak and overly reliant on manufacturing, although that was offset to some degree by the state’s large and diverse tax base and highly educated workforce in major metropolitan areas. For 2009, Ohio posted negative GDP growth of –2.7%, compared with the national average of –2.1%, which ranked Ohio 38th in percent change of economic growth by state. As of February 2011, Ohio’s unemployment rate was 9.2%, the lowest since February 2009, down from 10.6% in February 2010. The state’s housing market, while improving, has yet to make the transition to recovery. According to the S&P/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Cleveland fell 3.8% during the twelve months ended January 2011, compared with an average decline of 3.1% nationally. On the fiscal front, state officials forecast the general fund will end fiscal 2011 with a cash balance of $154 million. After depleting the budget stabilization fund in fiscal 2009 and drawing down general fund reserves in fiscal 2010, Ohio has limited options to deal with future budget pressures. The budget gap for fiscal 2012 is currently estimated at $4 billion. As of February 2011, Moody’s and Standard & Poor’s (S&P) rated Ohio general obligation debt at Aa1 and AA+, respectively, with negative outlooks. For the twelve months ended February 2011, municipal issuance (both taxable & tax-exempt) in Ohio totaled $15.9 billion, an increase of approximately 30% compared with the twelve months ended February 2010.

What key strategies were used to manage the Michigan and Ohio Funds during this reporting period?

As previously mentioned, the supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BABs program (which expired December 31, 2010). This program also impacted the availability of tax-exempt bonds in Ohio and Michigan, which ranked 5th and 19th, respectively, in terms of dollar amount of BABs issued in 2010. Between March 1, 2010, and the end of the program in December 2010, Build America Bonds accounted for approximately 15% of municipal supply in Michigan and over 36% of Ohio’s supply. Since interest payments from Build America Bonds represent taxable income, we did not view these bonds as good investment opportunities for these Funds.

Despite the constrained issuance on tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the Michigan Funds found value in several areas of the market, including health care, single-family housing

Nuveen Investments 7

and tobacco bonds. Because of the limitations placed on tax-exempt supply by the Build America Bond program, we also purchased territorial paper when necessary to keep the Funds fully invested, including a lower-rated, investment grade water and sewer bond issued by Puerto Rico for NUM and NZW. All of the bonds purchased for the Michigan Funds during this period offered longer maturities.

In the Ohio Funds, our purchases included a number of health care issues with longer maturities and an intermediate-maturity tax-backed credit issued for Cuyahoga County. NUO also bought a couple of additional credits offering intermediate maturities: an electric utility bond and a higher education issue both lower-rated, investment grade. In NXI, we purchased the same higher education credit as NUO as well as the Puerto Rico water and sewer bond. The Ohio Funds also swapped some of their higher dollar priced Buckeye tobacco holdings for tobacco bonds with lower dollar prices. This swap benefited the Funds by enhancing income generation through higher book yields and recognizing losses for tax purposes.

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally did not qualify for the Build America Bond program and continued to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital and private activities also were not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Although this had a significant impact on the availability of tax-exempt credits with longer maturities, the Funds continued to focus on purchasing bonds at the longer end of the yield curve when appropriate bonds became available.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In the Michigan Funds, holdings of bonds issued for the Detroit Medical Center were called as part of the center’s acquisition by the for-profit Vanguard Health Systems in 2010. This produced a substantial amount of cash for reinvestment. In addition, the Michigan Funds closed out positions in some out-of-state paper from New Mexico and Virginia and reinvested the proceeds in additional Michigan bonds. The Ohio Funds also sold some short-dated pre-refunded bonds to fund purchases during this period.

As of February 28, 2011, all seven of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

8 Nuveen Investments

How did the Funds perform?

Individual results for these Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 2/28/11
	1-Year	5-Year	10-Year
Michigan Funds
NUM	1.39%	3.39%	5.32%
NMP	2.55%	3.53%	5.26%
NZW	0.70%	2.93%	N/A
Standard & Poor’s (S&P) Michigan Municipal Bond Index1	2.21%	3.65%	4.72%
Standard & Poor’s (S&P) National Municipal Bond Index2	1.63%	3.74%	4.75%
Lipper Michigan Municipal Debt Funds Average3	-0.71%	2.80%	4.92%

Ohio Funds
NUO	1.09%	3.92%	5.39%
NXI	-0.23%	3.83%	N/A
NBJ	1.00%	3.73%	N/A
NVJ	-0.66%	3.88%	N/A
Standard & Poor’s (S&P) Ohio Municipal Bond Index1	0.02%	3.09%	4.36%
Standard & Poor’s (S&P) National Municipal Bond Index2	1.63%	3.74%	4.75%
Lipper Other States Municipal Debt Funds Average4	0.54%	3.14%	5.11%

For the twelve months ended February 28, 2011, the total return on common share net asset value (NAV) for NMP exceeded the return for the Standard & Poor’s (S&P) Michigan Municipal Bond Index, while NUM and NZW lagged this return. Among the Ohio Funds, NUO and NBJ outperformed the Standard & Poor’s (S&P) Ohio Municipal Bond Index, while NXI and NVJ underperformed this index. For the same period, NMP surpassed the return on the Standard & Poor’s (S&P) National Municipal Bond Index, while the remaining six Funds trailed the national index. All three Michigan Funds outperformed the average return for the Lipper Michigan Municipal Debt Funds Average, while NUO and NBJ exceeded the average return for the Lipper Other States Municipal Debt Funds Average and NXI and NVJ lagged the Other States average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, NUO, NBJ and NMP benefited from strong individual security selection. The use of financial leverage also factored into the Funds’ performance. Leverage is discussed in more detail on page ten.

During this period, municipal bonds with intermediate maturities, especially those in the long intermediate segment of the yield curve, generally outperformed other maturity groupings, with credits at both the shortest and longest ends of the curve posting the weakest returns. In general, duration and yield curve positioning was a positive contributor to the performances of NMP, NZW, NUO and NBJ. These Funds tended to have less exposure to the underperforming longest part of the yield curve and more exposure to

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) Municipal Bond Indexes for Michigan and Ohio are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Michigan and Ohio, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper Michigan Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 7 funds; 5-year, 7 funds; and 10-year, 4 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 20 funds. The performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account forthe effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments 9

the intermediate segments of the curve that outperformed. NUM, NXI, and NVJ were not as advantageously positioned, due mainly to their overweightings in the longest part of the curve. This detracted from the performance of these three Funds.

Credit exposure also played an important role in performance during these twelve months. During the market reversal of late 2010, as the demand for high-yield bonds decreased, prices on lower quality credits generally fell. For the period, bonds rated BBB typically underperformed those rated AAA or A. In general, these Funds tended to be overweight in bonds rated A, which benefited their performance. NUM also benefited by having the smallest weighting of bonds rated BBB among these Funds.

Holdings that generally made positive contributions to the Funds’ returns during this period included general obligation and other tax-supported bonds, industrial development revenue (IDR) bonds, and housing credits. The Funds’ allocations of tax-supported bonds, especially the Ohio Funds’ underexposure to state GOs, generally limited their participation in the outperformance of this sector. An overweight in IDRs helped to boost the returns of the Michigan Funds. In general, all of these Funds had relatively small allocations to housing bonds, which lessened the positive impact of this sector.

In contrast, the hospital, education and transportation sectors turned in relatively weak performance, and tobacco bonds were among the poorest performers. While the Ohio Funds’ overweighting in hospitals detracted from their performance, the Michigan Funds were helped by their underweights in transportation. The insured segment also failed to keep pace with the general municipal market return for the twelve months, as did pre-refunded bonds, which are typically backed by U.S. Treasury securities. Among these Funds, NVJ had the heaviest exposure to pre-refunded bonds and NMP the smallest allocation.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of structural leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

10 Nuveen Investments

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inception, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares as well as Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (excluding all of the Funds in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent

Nuveen Investments 11

counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (excluding all of the Funds in this report) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of February 28, 2011, the amount of ARPS redeemed by the Funds is shown in the accompanying table.

	Auction Rate	% of Original
	Preferred Shares	Auction Rate
Fund	Redeemed	Preferred Shares
NUM	$ 6,675,000	7.1%
NMP	$ 2,300,000	4.1%
NZW	$16,000,000	100.0%
NUO	$ 4,000,000	5.2%
NXI	$18,500,000	59.7%
NBJ	$ 2,400,000	10.0%
NVJ	$ 1,000,000	6.1%

During the twelve-month reporting period, NZW and NXI successfully completed the issuance of MTP, which trade on the New York Stock Exchange (NYSE) under the ticker symbols as noted in the following table. The net proceeds from these offerings were used to refinance all, or a portion of, each Fund’s remaining outstanding ARPS at par.

				NYSE
Fund	MTP Issued	Series	Rate	Ticker
NZW	$16,313,000	2015	2.30%	NZW PrC
NXI	$19,450,000	2015	2.35%	NXI PrC

12 Nuveen Investments

Subsequent to the reporting period, NXI completed the issuance of $10.6 million of 2.95%, Series 2016 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NXI Pr D.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NXI noticed for redemption at par its remaining $12.5 million ARPS outstanding using the MTP proceeds.

Subsequent to the reporting period, NBJ completed the issuance of $24.2 million of 2.35%, Series 2014 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NBJ Pr A.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NXI noticed for redemption at par its remaining $21.6 million ARPS outstanding using the MTP proceeds.

Subsequent to the reporting period, NVJ completed the issuance of $16.1 million of 2.35%, Series 2014 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NVJ Pr A.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NVJ noticed for redemption at par its remaining $15.5 million ARPS outstanding using the MTP proceeds.

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $8.8 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 13

Common Share Dividend and Share Price Information

During the twelve months ended February 28, 2011, each of the seven Funds in this report had one monthly dividend increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2011, all of the Funds in this report had positive UNII balances for both tax purposes and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2011, and the since inception of the Funds’ repurchase program, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NUM	157,300	1.4%
NMP	145,400	2.0%
NZW	13,900	0.7%
NUO	–	–
NXI	600	0.0%*
NBJ	–	–
NVJ	1,700	0.1%
* Rounds to less than 0.1%.

14 Nuveen Investments

During the twelve-month reporting period, the following Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
	Repurchased	Repurchased	Repurchased
Fund	and Retired	and Retired	and Retired
NUM	3,400	$12.75	13.81%
NMP	8,300	$12.63	12.55%
NZW	1,700	$11.98	11.21%

As of February 28, 2011, the Funds’ common share prices were trading at (-)discounts to their common share NAVs as shown in the accompanying table.

	2/28/11	Twelve-Month Average
Fund	(-)Discount	(-)Discount
NUM	(-)10.08%	(-)8.30%
NMP	(-)9.25%	(-)8.42%
NZW	(-)10.15%	(-)8.32%
NUO	(-)3.82%	(-)2.58%
NXI	(-)6.73%	(-)2.26%
NBJ	(-)7.47%	(-)3.12%
NVJ	(-)4.39%	(-)0.09%

Nuveen Investments 15

NUM	Nuveen Michigan
Quality Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.75
Common Share Net Asset Value (NAV)		$14.18
Premium/(Discount) to NAV		-10.08%
Market Yield		6.59%
Taxable-Equivalent Yield1		9.56%
Net Assets Applicable to
Common Shares ($000)		$163,876

Average Annual Total Return
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	4.69%	1.39%
5-Year	1.86%	3.39%
10-Year	4.67%	5.32%
Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		35.8%
U.S. Guaranteed		16.5%
Tax Obligation/Limited		11.9%
Utilities		9.9%
Health Care		9.1%
Water and Sewer		7.8%
Other		9.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16 Nuveen Investments

NMP	Nuveen Michigan
Premium Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$12.66
Common Share Net Asset Value (NAV)		$13.95
Premium/(Discount) to NAV		-9.25%
Market Yield		6.59%
Taxable-Equivalent Yield1		9.56%
Net Assets Applicable to
Common Shares ($000)		$106,083

Average Annual Total Return
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	7.72%	2.55%
5-Year	1.88%	3.53%
10-Year	5.42%	5.26%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		36.4%
Tax Obligation/Limited		13.9%
Water and Sewer		11.9%
Utilities		10.2%
Health Care		8.9%
U.S. Guaranteed		8.6%
Other		10.1%

Nuveen Investments 17

NZW	Nuveen Michigan
Dividend Advantage
Performance	Municipal Fund
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.13
Common Share Net Asset Value (NAV)		$13.50
Premium/(Discount) to NAV		-10.15%
Market Yield		6.63%
Taxable-Equivalent Yield1		9.62%
Net Assets Applicable to
Common Shares ($000)		$27,710

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	3.72%	0.70%
5-Year	0.09%	2.93%
Since Inception	3.56%	5.03%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		28.2%
U.S. Guaranteed		12.9%
Utilities		12.2%
Health Care		11.1%
Tax Obligation/Limited		10.6%
Water and Sewer		10.4%
Other		14.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NUO	Nuveen Ohio
Quality Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$14.85
Common Share Net Asset Value (NAV)		$15.44
Premium/(Discount) to NAV		-3.82%
Market Yield		6.06%
Taxable-Equivalent Yield1		8.90%
Net Assets Applicable to
Common Shares ($000)		$150,555

Average Annual Total Return
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	0.91%	1.09%
5-Year	2.69%	3.92%
10-Year	4.33%	5.39%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		24.8%
Health Care		18.0%
U.S. Guaranteed		15.3%
Tax Obligation/Limited		11.7%
Education and Civic Organizations		9.5%
Utilities		5.0%
Consumer Staples		4.8%
Other		10.9%

Nuveen Investments 19

NXI	Nuveen Ohio
Dividend Advantage
Performance	Municipal Fund
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$13.30
Common Share Net Asset Value (NAV)		$14.26
Premium/(Discount) to NAV		-6.73%
Market Yield		6.63%
Taxable-Equivalent Yield1		9.74%
Net Assets Applicable to
Common Shares ($000)		$60,550

Average Annual Total Return
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	-2.52%	-0.23%
5-Year	0.80%	3.83%
Since Inception	4.56%	5.74%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed		16.5%
Health Care		16.5%
Tax Obligation/General		16.3%
Tax Obligation/Limited		15.7%
Education and Civic Organizations		8.5%
Utilities		6.9%
Housing/Multifamily		4.8%
Other		14.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

20 Nuveen Investments

NBJ	Nuveen Ohio
Dividend Advantage
Performance	Municipal Fund 2
OVERVIEW
as of February 28, 2011

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$13.01
Common Share Net Asset Value (NAV)		$14.06
Premium/(Discount) to NAV		-7.47%
Market Yield		6.46%
Taxable-Equivalent Yield1		9.49%
Net Assets Applicable to
Common Shares ($000)		$43,909

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	-0.37%	1.00%
5-Year	1.78%	3.73%
Since Inception	4.19%	5.42%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		23.5%
U.S. Guaranteed		19.3%
Health Care		15.6%
Tax Obligation/Limited		11.0%
Education and Civic Organizations		8.1%
Industrials		7.3%
Utilities		6.7%
Other		8.5%

Nuveen Investments 21

NVJ	Nuveen Ohio
Dividend Advantage
Performance	Municipal Fund 3
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$13.72
Common Share Net Asset Value (NAV)		$14.35
Premium/(Discount) to NAV		-4.39%
Market Yield		6.60%
Taxable-Equivalent Yield1		9.69%
Net Assets Applicable to
Common Shares ($000)		$30,968

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	-4.13%	-0.66%
5-Year	3.30%	3.88%
Since Inception	4.72%	5.63%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed		23.7%
Tax Obligation/General		22.6%
Health Care		19.5%
Tax Obligation/Limited		7.2%
Utilities		5.4%
Industrials		4.8%
Consumer Staples		4.3%
Other		12.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

22 Nuveen Investments

NUM	Shareholder Meeting Report (Unaudited)
NMP
NZW	The annual meeting of shareholders was held in the offices of Nuveen Investments on
November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

	NUM			NMP			NZW
	Common and		Common and			Common and
	Preferred	Preferred	Preferred		Preferred	Preferred		Preferred
	shares voting	shares voting	shares voting		shares voting	shares voting		shares voting
	together	together	together		together	together		together
	as a class	as a class	as a class		as a class	as a class		as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	10,382,765	—	6,562,500		—	—		—
Withhold	432,093	—	538,740		—	—		—
Total	10,814,858	—	7,101,240		—	—		—
Robert P. Bremner
For	10,374,179	—	6,556,984		—	—		—
Withhold	440,679	—	544,256		—	—		—
Total	10,814,858	—	7,101,240		—	—		—
Jack B. Evans
For	10,381,519	—	6,564,715		—	—		—
Withhold	433,339	—	536,525		—	—		—
Total	10,814,858	—	7,101,240		—	—		—
William C. Hunter
For	—	2,080	—		1,399	—		440
Withhold	—	5	—		14	—		1
Total	—	2,085	—		1,413	—		441
David J. Kundert
For	10,379,259	—	6,604,896		—	—		—
Withhold	435,599	—	496,344		—	—		—
Total	10,814,858	—	7,101,240		—	—		—
William J. Schneider
For	—	2,080	—		1,399	—		440
Withhold	—	5	—		14	—		1
Total	—	2,085	—		1,413	—		441
Judith M. Stockdale
For	10,355,215	—	6,549,737		—	1,923,260		—
Withhold	459,643	—	551,503		—	94,798		—
Total	10,814,858	—	7,101,240		—	2,018,058		—
Carole E. Stone
For	10,367,165	—	6,608,417		—	1,923,370		—
Withhold	447,693	—	492,823		—	94,688		—
Total	10,814,858	—	7,101,240		—	2,018,058		—
Terence J. Toth
For	10,378,257	—	6,565,715		—	—		—
Withhold	436,601	—	535,525		—	—		—
Total	10,814,858	—	7,101,240		—	—		—

Nuveen Investments 23

NUO Shareholder Meeting Report (continued) (Unaudited)
NXI
NBJ

		NUO			NXI			NBJ
	Common and			Common and			Common and
	Preferred		Preferred	Preferred		Preferred	Preferred		Preferred
	shares voting		shares voting	shares voting		shares voting	shares voting		shares voting
	together		together	together		together	together		together
	as a class		as a class	as a class		as a class	as a class		as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	8,917,338		—	—		—	—		—
Withhold	141,024		—	—		—	—		—
Total	9,058,362		—	—		—	—		—
Robert P. Bremner
For	8,908,751		—	—		—	—		—
Withhold	149,611		—	—		—	—		—
Total	9,058,362		—	—		—	—		—
Jack B. Evans
For	8,920,878		—	—		—	—		—
Withhold	137,484		—	—		—	—		—
Total	9,058,362		—	—		—	—		—
William C. Hunter
For	—		1,081	—		531	—		423
Withhold	—		108	—		1	—		7
Total	—		1,189	—		532	—		430
David J. Kundert
For	8,906,691		—	—		—	—		—
Withhold	151,671		—	—		—	—		—
Total	9,058,362		—	—		—	—		—
William J. Schneider
For	—		1,081	—		531	—		423
Withhold	—		108	—		1	—		7
Total	—		1,189	—		532	—		430
Judith M. Stockdale
For	8,914,402		—	4,006,869		—	2,879,638		—
Withhold	143,960		—	54,814		—	91,768		—
Total	9,058,362		—	4,061,683		—	2,971,406		—
Carole E. Stone
For	8,912,689		—	4,004,591		—	2,879,638		—
Withhold	145,673		—	57,092		—	91,768		—
Total	9,058,362		—	4,061,683		—	2,971,406		—
Terence J. Toth
For	8,909,599		—	—		—	—		—
Withhold	148,763		—	—		—	—		—
Total	9,058,362		—	—		—	—		—

24 Nuveen Investments

NVJ

		NVJ
	Common and
	Preferred		Preferred
	shares voting		shares voting
	together		together
	as a class		as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	—		—
Withhold	—		—
Total	—		—
Robert P. Bremner
For	—		—
Withhold	—		—
Total	—		—
Jack B. Evans
For	—		—
Withhold	—		—
Total	—		—
William C. Hunter
For	—		374
Withhold	—		2
Total	—		376
David J. Kundert
For	—		—
Withhold	—		—
Total	—		—
William J. Schneider
For	—		374
Withhold	—		2
Total	—		376
Judith M. Stockdale
For	1,984,171		—
Withhold	95,890		—
Total	2,080,061		—
Carole E. Stone
For	2,039,240		—
Withhold	40,821		—
Total	2,080,061		—
Terence J. Toth
For	—		—
Withhold	—		—
Total	—		—

Nuveen Investments 25

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Michigan Quality Income Municipal Fund, Inc.
Nuveen Michigan Premium Income Municipal Fund, Inc.
Nuveen Michigan Dividend Advantage Municipal Fund
Nuveen Ohio Quality Income Municipal Fund, Inc.
Nuveen Ohio Dividend Advantage Municipal Fund
Nuveen Ohio Dividend Advantage Municipal Fund 2
Nuveen Ohio Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the “Funds”) as of February 28, 2011, and the related statements of operations and cash flows (Nuveen Michigan Dividend Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 28, 2011, and the results of their operations and cash flows (Nuveen Michigan Dividend Advantage Municipal Fund only) for the year then ended, the changes in their net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 27, 2011

26 Nuveen Investments

	Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM	Portfolio of Investments
		February 28, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.0% (2.6% of Total Investments)
$ 7,500	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/18 at 100.00	Baa3	$ 6,565,575
	Series 2008A, 6.875%, 6/01/42, DD1
	Education and Civic Organizations – 3.5% (2.3% of Total Investments)
1,685	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds,	9/11 at 100.00	N/R	1,683,163
	Kettering University, Series 2001, 5.500%, 9/01/17 – AMBAC Insured
1,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%,	9/12 at 100.00	AA	1,005,140
	9/01/20 – AMBAC Insured (Alternative Minimum Tax)
2,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,980,320
1,115	Michigan Technological University, General Revenue Bonds, Series 2004A, 5.000%, 10/01/22 –	10/13 at 100.00	Aa3	1,134,423
	NPFG Insured
5,800	Total Education and Civic Organizations			5,803,046
	Health Care – 14.0% (9.1% of Total Investments)
1,080	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance	6/20 at 100.00	AA+	982,368
	Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured
4,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	3,832,762
	Refunding Series 2009, 5.750%, 11/15/39
4,075	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group,	4/13 at 100.00	A	3,963,223
	Series 2002A, 5.750%, 4/01/32
2,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group,	6/19 at 100.00	AA+	2,516,950
	Series 2009A, 5.875%, 6/01/39 – AGC Insured
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Memorial	5/11 at 100.50	BBB	1,001,180
	Healthcare Center Obligated Group, Series 1999, 5.875%, 11/15/21
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	1,456,350
	Credit Group, Series 2002C, 5.375%, 12/01/30
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital,
	Series 2005A:
1,500	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,302,840
2,055	5.000%, 5/15/34	5/15 at 100.00	Baa3	1,652,446
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	1,286,896
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
5,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	11/11 at 100.00	A1	4,924,095
	Hospital, Series 2001M, 5.250%, 11/15/31 – NPFG Insured
24,460	Total Health Care			22,919,110
	Housing/Multifamily – 3.7% (2.4% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue	12/20 at 101.00	AAA	2,687,653
	Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)
140	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1999A, 5.300%,	4/11 at 100.00	AA	133,847
	10/01/37 – NPFG Insured (Alternative Minimum Tax)
1,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%,	7/15 at 100.00	AA+	1,259,830
	4/01/31 – AGM Insured (Alternative Minimum Tax)
200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A,	10/18 at 100.00	AA	202,320
	5.700%, 10/01/39
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,712,033
	5.000%, 10/01/35
6,140	Total Housing/Multifamily			5,995,683
	Housing/Single Family – 1.2% (0.7% of Total Investments)
2,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series	6/20 at 100.00	AA	1,916,740
	2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)

Nuveen Investments 27

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 55.3% (35.8% of Total Investments)
$ 1,000	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation	5/12 at 100.00	Aa2	$ 1,004,820
	Refunding Bonds, Series 2002, 5.000%, 5/01/25
	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, Unlimited Tax General
	Obligation Refunding Bonds, Series 2001:
2,500	5.000%, 5/01/21	5/11 at 100.00	Aa2	2,513,225
3,200	5.000%, 5/01/29	5/11 at 100.00	Aa2	3,200,416
1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement	5/18 at 100.00	AA+	1,002,620
	Series 2008, 5.000%, 5/01/38
1,320	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation	5/12 at 100.00	Aa2	1,383,413
	Bonds, Series 2002, 5.500%, 5/01/16
2,110	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/13 at 100.00	Aa2	2,246,074
	Bonds, Series 2003, 5.250%, 5/01/20
1,000	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/15 at 100.00	Aa2	1,018,850
	Bonds, Series 2005, 5.000%, 5/01/25 – NPFG Insured
2,319	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/17 at 100.00	Aa2	2,058,576
	Bonds, Tender Option Bond Trust 2008-1096, 7.922%, 5/01/32 – NPFG Insured (IF)
2,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A,	No Opt. Call	Aa2	2,278,240
	6.000%, 5/01/19 – FGIC Insured
700	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building	2/11 at 100.00	A–	701,064
	Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured
285	East Grand Rapids Public Schools, County of Kent, State of Michigan, General Obligation Bonds,	5/11 at 100.00	AA	285,063
	Series 2001, Refunding, 5.125%, 5/01/29
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	4,270,487
3,000	0.000%, 12/01/26	No Opt. Call	AAA	1,338,000
5,305	0.000%, 12/01/29	No Opt. Call	AAA	1,927,731
1,700	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%,	9/17 at 100.00	AA	1,742,194
	9/01/27 – NPFG Insured
2,000	Hartland Consolidated School District, Livingston County, Michigan, General Obligation	5/11 at 100.00	Aa2	2,001,120
	Refunding Bonds, Series 2001, 5.125%, 5/01/29
1,400	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003,	11/13 at 100.00	Aa2	1,444,576
	5.000%, 5/01/21
1,065	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site	5/14 at 100.00	AA+	1,118,974
	Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured
1,935	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 –	5/16 at 100.00	AA+	1,975,693
	AGM Insured
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA+	193,848
	5.000%, 5/01/35 – AGM Insured
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General	5/16 at 100.00	Aa2	2,554,223
	Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured
2,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A,	5/14 at 100.00	Aa2	2,899,864
	5.000%, 5/01/21 – NPFG Insured
865	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series	5/17 at 100.00	AA+	831,386
	2007, 5.000%, 5/01/37 – AGM Insured
1,500	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	AA–	1,501,080
	5.000%, 5/01/30 – SYNCORA GTY Insured
2,100	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District,	6/15 at 100.00	AA+	2,162,601
	Series 2005, 5.000%, 6/01/18 – AGM Insured
100	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	105,649
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa3	2,895,725
	5/01/22 – NPFG Insured
1,100	Muskegon County, Michigan, Limited Tax General Obligation Wastewater Management System 2	7/11 at 100.00	AA	1,104,136
	Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Oakland County Building Authority, Michigan, General Obligation Bonds, Series 2002,	9/11 at 100.00	AAA	$ 1,009,050
	5.125%, 9/01/22
3,950	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds,	5/17 at 100.00	Aaa	3,869,381
	Series 2007, 5.000%, 5/01/36 – AGM Insured
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA–	1,676,217
	5.000%, 5/01/22 – NPFG Insured
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,460,463
1,120	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	1,132,522
1,245	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option	No Opt. Call	AA+	967,863
	Bond Trust 2836, 11.061%, 5/01/15 – AGM Insured (IF)
4,340	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General	5/14 at 100.00	Aa2	4,402,626
	Obligation Bonds, Series 2004, 5.000%, 5/01/26 – FGIC Insured
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	982,180
	5/01/33 – AGM Insured
200	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series	12/19 at 100.00	AA+	202,874
	2009, 5.125%, 12/01/33 – AGC Insured
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School	5/15 at 100.00	Aa2	3,176,556
	Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA+	1,688,911
	5.000%, 5/01/26 – NPFG Insured
2,200	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series	5/17 at 100.00	Aa2	2,170,146
	2007, 5.000%, 5/01/32 – NPFG Insured
2,000	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	1,950,280
	5/01/34 – AGM Insured
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	Aa1	2,432,794
	5.000%, 5/01/19 – NPFG Insured
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building
	and Site, Series 2008:
310	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	AA+	307,064
575	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	551,465
1,200	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A,	12/19 at 100.00	A–	1,209,684
	6.750%, 11/01/39
5,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit	12/11 at 101.00	A–	4,996,750
	Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/21 – NPFG Insured
3,350	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%,	11/14 at 100.00	AA+	3,642,221
	5/01/17 – AGM Insured
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds,	No Opt. Call	Aa3	1,946,231
	Series 1996, 5.500%, 5/01/25 – NPFG Insured
98,664	Total Tax Obligation/General			90,534,926
	Tax Obligation/Limited – 18.4% (11.9% of Total Investments)
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds,	No Opt. Call	AA	1,112,480
	Series 1998, 5.000%, 4/01/16
1,345	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds,	10/11 at 100.00	AA	1,366,533
	Series 2001, 5.125%, 10/01/26 – NPFG Insured
20	Michigan Municipal Bond Authority, Local Government Loan Program Revenue Sharing Bonds, Series	5/11 at 100.00	Aa3	20,083
	1992D, 6.650%, 5/01/12
2,135	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%,	10/15 at 100.00	Aa3	2,005,512
	10/15/33 – AMBAC Insured
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – FGIC Insured	10/16 at 58.27	AAA	2,570,750
6,200	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AAA	2,105,334
4,440	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	4,056,961

Nuveen Investments 29

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
$ 5,100	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	$ 5,156,406
5,000	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	5,036,800
3,500	Michigan State Trunk Line, Fund Refunding Bonds, Series 2002, 5.250%, 10/01/21 – AGM Insured	10/12 at 100.00	AA+	3,677,380
17,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Aa2	1,812,710
	8/01/44 – NPFG Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B,	10/19 at 100.00	BBB	953,610
	5.000%, 10/01/25
420	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan	10/19 at 100.00	BBB	347,542
	Notes,Series 2009A-1, 5.000%, 10/01/39
54,160	Total Tax Obligation/Limited			30,222,101
	Transportation – 1.5% (1.0% of Total Investments)
1,000	Capital Region Airport Authority, Michigan, Revenue Refunding Bonds, Series 2002, 5.250%,	7/12 at 100.00	A3	1,004,100
	7/01/21 – NPFG Insured (Alternative Minimum Tax)
1,750	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	997,605
	Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	521,575
	Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured
3,250	Total Transportation			2,523,280
	U.S. Guaranteed – 25.4% (16.5% of Total Investments) (4)
1,200	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/20	10/12 at 100.50	AAA	1,289,748
	(Pre-refunded 10/01/12)
935	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	AA+ (4)	1,028,322
	7/01/17 (Pre-refunded 7/01/13) – AGM Insured
	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001A:
3,400	5.750%, 7/01/28 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 101.00	A+ (4)	3,492,174
770	5.250%, 7/01/33 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	A+ (4)	781,889
730	5.250%, 7/01/33 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	A+ (4)	742,315
	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
4,025	5.000%, 7/01/24 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	4,409,951
1,500	5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	1,643,460
2,000	Lake Fenton Community Schools, Genesee County, Michigan, General Obligation Bonds, Series	5/12 at 100.00	Aa2 (4)	2,106,320
	2002, 5.000%, 5/01/24 (Pre-refunded 5/01/12)
1,790	Lansing Building Authority, Michigan, General Obligation Bonds, Series 2003A, 5.000%, 6/01/26	6/13 at 100.00	AA (4)	1,962,646
	(Pre-refunded 6/01/13) – NPFG Insured
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School	11/14 at 100.00	Aa2 (4)	4,425,140
	Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured
250	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%,	No Opt. Call	A3 (4)	252,303
	5/01/12 (ETM)
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health	3/13 at 100.00	A1 (4)	1,648,185
	System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)
3,460	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health	5/11 at 100.00	Aaa	3,471,729
	System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital,
	Series 2005:
1,025	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	1,172,518
500	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	571,960
1,000	Michigan State Trunk Line, Fund Bonds, Series 2001A, 5.000%, 11/01/25 (Pre-refunded	11/11 at 100.00	AA+ (4)	1,031,170
	11/01/11) – AGM Insured
4,000	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%,	5/13 at 100.00	Aa2 (4)	4,393,760
	5/01/20 (Pre-refunded 5/01/13)
4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y,	7/16 at 100.00	Aaa	4,918,934
	5.500%, 7/01/36 (Pre-refunded 7/01/16)

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
$ 85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa1 (4)	$ 105,037
915	6.000%, 8/01/26 (ETM)	No Opt. Call	AAA	1,130,693
1,050	Warren Consolidated School District, Macomb and Oakland Counties, Michigan, General Obligation	11/11 at 100.00	AA+ (4)	1,085,742
	Bonds, Series 2001, 5.375%, 5/01/19 (Pre-refunded 11/01/11) – AGM Insured
38,115	Total U.S. Guaranteed			41,663,996
	Utilities – 15.3% (9.9% of Total Investments)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds,
	Series 2008A:
215	5.000%, 7/01/28	7/18 at 100.00	AA–	217,156
5,000	5.000%, 7/01/32	7/18 at 100.00	AA–	4,931,900
3,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A,	1/12 at 100.00	A2	3,009,330
	5.250%, 1/01/27 – AMBAC Insured
2,695	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000,	No Opt. Call	A3	2,778,114
	6.000%, 5/01/12
1,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding	3/11 at 101.00	A	993,710
	Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 – NPFG Insured (Alternative
	Minimum Tax)
4,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding	9/11 at 100.00	A	4,002,640
	Bonds, Detroit Edison Company, Series 2001C, 5.450%, 9/01/29
2,050	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit	No Opt. Call	BBB+	2,073,247
	Edison Company, Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) – AMBAC Insured
3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company,	No Opt. Call	A	4,191,234
	Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company,	12/12 at 100.00	BBB+	2,837,790
	Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)
24,590	Total Utilities			25,035,121
	Water and Sewer – 12.0% (7.8% of Total Investments)
5,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A,	7/16 at 100.00	AA+	4,895,660
	5.000%, 7/01/34 – AGM Insured
1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	1,454,745
	7/01/29 – FGIC Insured
565	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	AA+	583,611
	7/01/17 – AGM Insured
1,500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	A+	1,468,350
	7/01/25 – NPFG Insured
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%,	7/18 at 100.00	AA+	420,950
	7/01/36 – BHAC Insured
675	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	658,874
2,030	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 –	1/19 at 100.00	AA+	2,035,704
	AGC Insured
4,210	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	AAA	4,597,952
	5.000%, 10/01/19
1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	AAA	1,215,033
	5.000%, 10/01/23

Nuveen Investments 31

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007,	10/17 at 100.00	AAA	$ 1,060,500
	5.000%, 10/01/24
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	929,530
	6.000%, 7/01/44
300	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 –	7/18 at 100.00	A	305,370
	NPFG Insured
19,855	Total Water and Sewer			19,626,279
$ 284,534	Total Investments (cost $250,966,685) – 154.3%			252,805,857
	Floating Rate Obligations – (2.2)%			(3,630,000)
	Other Assets Less Liabilities – 1.2%			2,024,786
	Auction Rate Preferred Shares, at Liquidation Value – (53.3)% (5)			(87,325,000)
	Net Assets Applicable to Common Shares – 100%			$ 163,875,643

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.5%.
N/R	Not rated.
DD1	Investment or portion of investment purchased on a delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32 Nuveen Investments

	Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP	Portfolio of Investments
		February 28, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.7% (2.4% of Total Investments)
$ 4,420	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/18 at 100.00	BBB	$ 3,869,312
	Series 2008A, 6.875%, 6/01/42, DD1
	Education and Civic Organizations – 3.3% (2.2% of Total Investments)
2,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%,	9/12 at 100.00	AA	2,010,280
	9/01/20 – AMBAC Insured (Alternative Minimum Tax)
1,500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,485,240
3,500	Total Education and Civic Organizations			3,495,520
	Health Care – 13.5% (8.9% of Total Investments)
630	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance	6/20 at 100.00	AA+	573,048
	Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured
2,725	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	2,547,385
	Refunding Series 2009, 5.750%, 11/15/39
3,050	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group,	4/13 at 100.00	A	2,966,339
	Series 2002A, 5.750%, 4/01/32
1,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group,	6/19 at 100.00	AA+	1,359,153
	Series 2009A, 5.875%, 6/01/39 – AGC Insured
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	970,900
	Credit Group, Series 2002C, 5.375%, 12/01/30
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital,
	Series 2005A:
2,435	5.000%, 5/15/26	5/15 at 100.00	Baa3	2,114,944
200	5.000%, 5/15/34	5/15 at 100.00	Baa3	160,822
3,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William	8/19 at 100.00	A1	3,348,380
	Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	279,760
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
15,140	Total Health Care			14,320,731
	Housing/Multifamily – 6.2% (4.1% of Total Investments)
855	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily	4/12 at 102.00	Aaa	850,614
	Housing Revenue Bonds, Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
	(Alternative Minimum Tax)
1,260	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green	4/11 at 100.00	AA+	1,261,651
	Project, Series 1993, 5.625%, 10/15/18 – AGM Insured
1,890	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa	4/11 at 100.00	Aaa	1,893,402
	Project, Series 1993, 6.000%, 4/15/18 – AGM Insured
800	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%,	7/15 at 100.00	AA+	775,280
	4/01/31 – AGM Insured (Alternative Minimum Tax)
25	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A,	10/18 at 100.00	AA	25,290
	5.700%, 10/01/39
	Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8 Assisted Multifamily Housing
	Revenue Refunding Bonds, Clinton Place Project, Series 1992A:
310	6.600%, 6/01/13	6/11 at 100.00	AA+	311,175
1,500	6.600%, 6/01/22	6/11 at 100.00	AA+	1,502,250
6,640	Total Housing/Multifamily			6,619,662
	Housing/Single Family – 0.9% (0.6% of Total Investments)
1,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series	6/20 at 100.00	AA	958,370
	2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)

Nuveen Investments 33

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
NMP Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 1.0% (0.7% of Total Investments)
$ 1,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds,	11/14 at 100.00	BBB	$ 1,054,746
	International Paper Company, Series 2004A, 4.800%, 11/01/18
	Tax Obligation/General – 55.2% (36.4% of Total Investments)
1,475	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Bonds,	11/13 at 100.00	Aa2	1,534,133
	Series 2003, 5.000%, 5/01/21
2,500	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, Unlimited Tax General	5/11 at 100.00	Aa2	2,513,225
	Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/21
1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement	5/18 at 100.00	AA+	1,002,620
	Series 2008, 5.000%, 5/01/38
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	AA+	97,080
	5.000%, 5/01/37 – AGM Insured
2,250	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/15 at 100.00	Aa2	2,282,400
	Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured
1,501	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/17 at 100.00	Aa2	1,332,438
	Bonds, Tender Option Bond Trust 2008-1096, 7.922%, 5/01/32 – NPFG Insured (IF)
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,069,663
750	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	852,473
2,500	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B,	5/13 at 100.00	Aa2	2,528,825
	5.000%, 5/01/23 – FGIC Insured
	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building
	Authority Stadium Bonds, Series 1997:
770	5.500%, 2/01/17 – FGIC Insured	8/11 at 100.00	A–	771,170
6,990	5.250%, 2/01/27 – FGIC Insured	8/11 at 100.00	A–	6,990,280
860	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%,	9/17 at 100.00	AA	898,571
	9/01/24 – NPFG Insured
1,500	Hartland Consolidated School District, Livingston County, Michigan, General Obligation	5/11 at 100.00	Aa2	1,500,840
	Refunding Bonds, Series 2001, 5.125%, 5/01/29
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	Aa2	1,651,370
	5.125%, 5/01/32 – NPFG Insured
2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003,	11/13 at 100.00	Aa2	2,063,640
	5.000%, 5/01/22
1,250	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 –	5/16 at 100.00	AA+	1,276,288
	AGM Insured
500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004,	5/14 at 100.00	Aa2	525,340
	5.000%, 5/01/22
1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A,	5/14 at 100.00	Aa2	1,031,980
	5.000%, 5/01/21 – NPFG Insured
865	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series	5/17 at 100.00	AA+	831,386
	2007, 5.000%, 5/01/37 – AGM Insured
425	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	AA–	425,306
	5.000%, 5/01/30 – SYNCORA GTY Insured
1,000	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District,	6/15 at 100.00	AA+	1,029,810
	Series 2005, 5.000%, 6/01/18 – AGM Insured
800	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	845,192
2,450	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds,	5/17 at 100.00	Aaa	2,399,996
	Series 2007, 5.000%, 5/01/36 – AGM Insured
3,500	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%,	8/17 at 100.00	Aaa	3,539,130
	8/01/30 – NPFG Insured (UB)
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation	5/14 at 100.00	AA+	1,114,795
	Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 805	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option	No Opt. Call	AA+	$ 625,807
	Bond Trust 2836, 11.061%, 5/01/15 – AGM Insured (IF)
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%,	5/15 at 100.00	AA+	982,520
	5/01/27 – AGM Insured
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	982,180
	5/01/33 – AGM Insured
125	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series	12/19 at 100.00	AA+	126,796
	2009, 5.125%, 12/01/33 – AGC Insured
1,100	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series	5/17 at 100.00	Aa2	1,085,073
	2007, 5.000%, 5/01/32 – NPFG Insured
1,500	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	1,462,710
	5/01/34 – AGM Insured
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building
	and Site, Series 2008:
800	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	AA+	792,424
1,350	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	1,294,745
2,830	Warren Consolidated School District, Macomb and Oakland Counties, Michigan, General Obligation	5/13 at 100.00	AA	2,918,268
	Refunding Bonds, Series 2003, 5.250%, 5/01/20
1,705	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A,	12/19 at 100.00	A–	1,718,759
	6.750%, 11/01/39
	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit
	Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	12/11 at 101.00	A–	1,526,265
4,435	5.000%, 12/01/30 – NPFG Insured	12/11 at 101.00	A–	3,894,994
58,701	Total Tax Obligation/General			58,518,492
	Tax Obligation/Limited – 21.0% (13.9% of Total Investments)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I:
2,420	5.500%, 10/15/19	10/11 at 100.00	Aa3	2,469,199
6,205	5.000%, 10/15/24	10/11 at 100.00	Aa3	6,213,004
1,600	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%,	10/15 at 100.00	Aa3	1,547,456
	10/15/30 – AMBAC Insured
2,880	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 5.000%, 10/15/36 –	10/16 at 100.00	Aa3	2,631,542
	FGIC Insured
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
5,000	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	5,055,300
2,480	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	2,498,253
1,500	Michigan, Comprehensive Transportation Revenue Refunding Bonds, Series 2001A, 5.000%,	11/11 at 100.00	AA+	1,538,550
	11/01/19 – AGM Insured
450	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan	10/19 at 100.00	BBB	372,366
	Notes,Series 2009A-1, 5.000%, 10/01/39
22,535	Total Tax Obligation/Limited			22,325,670
	Transportation – 0.2% (0.1% of Total Investments)
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series	1/17 at 100.00	AAA	225,752
	2007, 5.000%, 1/01/32
	U.S. Guaranteed – 13.1% (8.6% of Total Investments) (4)
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A (4)	1,053,064
	7/01/30 (Pre-refunded 7/01/15) – NPFG Insured
1,135	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001A, 5.250%,	7/11 at 100.00	A+ (4)	1,152,524
	7/01/33 (Pre-refunded 7/01/11) – FGIC Insured

Nuveen Investments 35

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
NMP Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004,	5/14 at 100.00	Aa2 (4)	$ 562,090
	5.000%, 5/01/22 (Pre-refunded 5/01/14)
75	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%,	No Opt. Call	A3 (4)	75,691
	5/01/12 (ETM)
150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%,	10/11 at 100.00	A+ (4)	154,734
	10/15/19 (Pre-refunded 10/15/11)
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health	3/13 at 100.00	A1 (4)	1,648,185
	System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)
500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sparrow Obligated	11/11 at 101.00	A+ (4)	523,385
	Group, Series 2001, 5.625%, 11/15/31 (Pre-refunded 11/15/11)
1,900	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s	5/11 at 100.00	N/R (4)	2,000,168
	Hospital, Series 1992A, 6.000%, 5/15/13 – AMBAC Insured (ETM)
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital,
	Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	486,166
150	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	171,588
	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A:
1,000	5.250%, 5/01/20 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	1,098,440
2,000	5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	2,196,880
1,000	Otsego Public Schools District, Allegan and Kalamazoo Counties, Michigan, General Obligation	5/14 at 100.00	AA+ (4)	1,124,180
	Bonds, Series 2004, 5.000%, 5/01/25 (Pre-refunded 5/01/14) – AGM Insured
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds,	5/14 at 100.00	AA– (4)	1,613,057
	Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured
12,675	Total U.S. Guaranteed			13,860,152
	Utilities – 15.4% (10.2% of Total Investments)
100	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of	6/20 at 100.00	Baa3	96,104
	New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds,
	Series 2008A:
125	5.000%, 7/01/28	7/18 at 100.00	AA–	126,254
2,500	5.000%, 7/01/32	7/18 at 100.00	AA–	2,465,950
1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A,	1/12 at 100.00	A2	1,003,110
	5.250%, 1/01/27 – AMBAC Insured
775	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000,	No Opt. Call	A3	798,901
	6.000%, 5/01/12
1,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding	3/11 at 101.00	A	993,710
	Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 – NPFG Insured (Alternative
	Minimum Tax)
5,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding	9/11 at 100.00	A	5,003,300
	Bonds, Detroit Edison Company, Series 2001C, 5.450%, 9/01/29
3,000	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit	No Opt. Call	BBB+	3,034,020
	Edison Company, Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) – AMBAC Insured
3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company,	12/12 at 100.00	BBB+	2,837,790
	Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)
16,500	Total Utilities			16,359,139
	Water and Sewer – 18.0% (11.9% of Total Investments)
3,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A,	7/16 at 100.00	AA+	3,115,420
	5.000%, 7/01/34 – AGM Insured
1,085	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A	1,008,616
	7/01/30 – NPFG Insured

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	$ 1,454,745
	7/01/29 – FGIC Insured
1,120	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	AA+	1,156,893
	7/01/17 – AGM Insured
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	1,340,494
	NPFG Insured
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
400	5.000%, 1/01/27	No Opt. Call	AA+	410,340
450	5.000%, 1/01/38	1/18 at 100.00	AA+	439,250
425	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 –	1/19 at 100.00	AA+	426,193
	AGC Insured
1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007,	10/17 at 100.00	AAA	1,060,499
	5.000%, 10/01/24
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 –	11/16 at 100.00	Aa3	8,292,985
	NPFG Insured
350	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 –	7/18 at 100.00	A	356,264
	NPFG Insured
19,405	Total Water and Sewer			19,061,699
$ 161,796	Total Investments (cost $161,200,271) – 151.5%			160,669,245
	Floating Rate Obligations – (2.2)%			(2,330,000)
	Other Assets Less Liabilities – 1.3%			1,443,396
	Auction Rate Preferred Shares, at Liquidation Value – (50.6)% (5)			(53,700,000)
	Net Assets Applicable to Common Shares – 100%			$ 106,082,641

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.
N/R	Not rated.
DD1	Investment or portion of investment purchased on a delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 37

	Nuveen Michigan Dividend Advantage Municipal Fund
NZW	Portfolio of Investments
		February 28, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.0% (2.5% of Total Investments)
$ 1,250	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/18 at 100.00	BBB	$ 1,094,263
	Series 2008A, 6.875%, 6/01/42, DD1
	Education and Civic Organizations – 6.0% (3.8% of Total Investments)
1,150	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds,	9/11 at 100.00	N/R	968,105
	Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured
250	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	12/17 at 100.00	N/R	208,595
	Montessori Academy, Series 2007, 6.500%, 12/01/37
500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	495,080
1,900	Total Education and Civic Organizations			1,671,780
	Health Care – 17.6% (11.1% of Total Investments)
90	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance	6/20 at 100.00	AA+	81,864
	Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured
475	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	444,040
	Refunding Series 2009, 5.750%, 11/15/39
775	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group,	4/13 at 100.00	A	753,742
	Series 2002A, 5.750%, 4/01/32
150	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group,	6/19 at 100.00	AA+	151,017
	Series 2009A, 5.875%, 6/01/39 – AGC Insured
80	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren	No Opt. Call	Aa3	74,308
	Healthcare Corporation, Series 1998A, 5.000%, 6/01/28
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	970,900
	Credit Group, Series 2002C, 5.375%, 12/01/30
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital,
	Series 2005A:
500	5.000%, 5/15/26	5/15 at 100.00	Baa3	434,280
400	5.000%, 5/15/34	5/15 at 100.00	Baa3	321,644
100	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	111,904
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
1,700	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	11/11 at 100.00	A1	1,521,993
	Hospital, Series 2001M, 5.250%, 11/15/31 – NPFG Insured
5,270	Total Health Care			4,865,692
	Housing/Multifamily – 7.2% (4.5% of Total Investments)
1,700	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily	8/12 at 102.00	Aaa	1,699,966
	Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31 (Alternative
	Minimum Tax)
200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%,	7/15 at 100.00	AA+	193,820
	4/01/31 – AGM Insured (Alternative Minimum Tax)
100	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A,	10/18 at 100.00	AA	101,160
	5.700%, 10/01/39
2,000	Total Housing/Multifamily			1,994,946
	Housing/Single Family – 1.7% (1.1% of Total Investments)
500	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series	6/20 at 100.00	AA	479,185
	2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)
	Industrials – 1.8% (1.1% of Total Investments)
500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series	No Opt. Call	BBB+	504,165
	2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 44.8% (28.2% of Total Investments)
$ 200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement	5/18 at 100.00	AA+	$ 200,524
	Series 2008, 5.000%, 5/01/38
437	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/17 at 100.00	Aa2	387,925
	Bonds, Tender Option Bond Trust 2008-1096, 7.922%, 5/01/32 – NPFG Insured (IF)
50	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building	8/11 at 100.00	A–	50,076
	Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured
300	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%,	9/17 at 100.00	AA	307,446
	9/01/27 – NPFG Insured
940	Huron Valley School District, Oakland and Livingston Counties, Michigan, General Obligation	11/11 at 100.00	Aa2	940,150
	Bonds, Series 2001, 5.000%, 5/01/27
500	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site	5/14 at 100.00	AA+	525,340
	Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured
430	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series	5/17 at 100.00	AA+	413,290
	2007, 5.000%, 5/01/37 – AGM Insured
400	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District,	6/15 at 100.00	AA+	411,924
	Series 2005, 5.000%, 6/01/18 – AGM Insured
100	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	105,649
1,150	Muskegon County, Michigan, Limited Tax General Obligation Wastewater Management System 2	7/11 at 100.00	AA	1,154,324
	Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	AA+	1,437,707
	5.000%, 5/01/25 – AGM Insured
420	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds,	5/17 at 100.00	Aaa	411,428
	Series 2007, 5.000%, 5/01/36 – AGM Insured
1,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%,	8/17 at 100.00	Aaa	1,011,180
	8/01/30 – NPFG Insured (UB)
235	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option	No Opt. Call	AA+	182,689
	Bond Trust 2836, 11.061%, 5/01/15 – AGM Insured (IF)
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School	5/18 at 100.00	AA+	757,380
	Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured
100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	98,218
	5/01/33 – AGM Insured
25	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series	12/19 at 100.00	AA+	25,359
	2009, 5.125%, 12/01/33 – AGC Insured
330	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series	5/17 at 100.00	Aa2	325,522
	2007, 5.000%, 5/01/32 – NPFG Insured
100	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	AA+	97,514
	5/01/34 – AGM Insured
225	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building	5/18 at 100.00	AA+	215,791
	and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured
25	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A,	12/19 at 100.00	A–	25,202
	6.750%, 11/01/39
1,690	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit	12/11 at 101.00	A–	1,484,226
	Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured
500	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%,	11/14 at 100.00	AA+	543,615
	5/01/17 – AGM Insured
1,300	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Series	5/11 at 100.00	Aa2	1,306,877
	2001, 5.000%, 5/01/21
12,617	Total Tax Obligation/General			12,419,356

Nuveen Investments 39

Nuveen Michigan Dividend Advantage Municipal Fund (continued)
NZW Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 16.9% (10.6% of Total Investments)
$ 1,100	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds,	10/11 at 100.00	AA	$ 1,117,611
	Series 2001, 5.125%, 10/01/26 – NPFG Insured
630	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007,	No Opt. Call	N/R	651,943
	5.125%, 5/01/14
1,150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I,	10/11 at 100.00	Aa3	1,151,484
	5.000%, 10/15/24
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
1,520	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AAA	516,146
720	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	657,886
700	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan	10/19 at 100.00	BBB	579,236
	Notes, Series 2009A-1, 5.000%, 10/01/39
5,820	Total Tax Obligation/Limited			4,674,306
	Transportation – 2.5% (1.6% of Total Investments)
750	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	427,545
	Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44
250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	260,788
	Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured
1,000	Total Transportation			688,333
	U.S. Guaranteed – 20.5% (12.9% of Total Investments) (4)
1,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site	5/12 at 100.00	AA+ (4)	1,057,790
	Improvement Bonds, Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) – AGM Insured
720	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	AA+ (4)	791,863
	7/01/17 (Pre-refunded 7/01/13) – AGM Insured
1,000	Garden City School District, Wayne County, Michigan, General Obligation Bonds, Refunding	5/11 at 100.00	Aa2 (4)	1,008,220
	Series 2001, 5.000%, 5/01/26 (Pre-refunded 5/01/11)
1,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A,	7/11 at 101.00	AA (4)	1,028,300
	5.250%, 1/15/21 (Pre-refunded 7/15/11)
55	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%,	10/11 at 100.00	A+ (4)	56,563
	10/15/24 (Pre-refunded 10/15/11)
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital,
	Series 2005:
425	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	486,166
335	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	383,213
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa1 (4)	105,037
615	6.000%, 8/01/26 (ETM)	No Opt. Call	AAA	759,974
5,235	Total U.S. Guaranteed			5,677,126
	Utilities – 19.4% (12.2% of Total Investments)
1,115	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds,	7/13 at 100.00	AA+	1,136,876
	Series 2003A, 5.000%, 7/01/21 – AGM Insured
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds,
	Series 2008A:
50	5.000%, 7/01/28	7/18 at 100.00	AA–	50,502
750	5.000%, 7/01/32	7/18 at 100.00	AA–	739,785
1,235	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A,	1/12 at 100.00	A2	1,242,484
	5.250%, 1/01/24 – AMBAC Insured
2,215	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding	9/11 at 100.00	A	2,215,487
	Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 –
	SYNCORA GTY Insured (Alternative Minimum Tax)
5,365	Total Utilities			5,385,134

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 16.5% (10.4% of Total Investments)
$ 1,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A,	7/16 at 100.00	AA+	$ 890,120
	5.000%, 7/01/34 – AGM Insured
1,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	969,830
	7/01/29 – FGIC Insured
280	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	AA+	289,223
	7/01/17 – AGM Insured
125	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	122,014
150	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 –	1/19 at 100.00	AA+	150,422
	AGC Insured
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005,	10/15 at 100.00	AAA	1,101,669
	5.000%, 10/01/19
500	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007,	10/17 at 100.00	AAA	534,319
	5.000%, 10/01/23
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	464,764
	6.000%, 7/01/44
50	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 –	7/18 at 100.00	A	50,894
	NPFG Insured
4,605	Total Water and Sewer			4,573,255
$ 46,062	Total Investments (cost $44,477,774) – 158.9%			44,027,541
	Floating Rate Obligations – (2.4)%			(665,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (58.9)% (5)			(16,313,000)
	Other Assets Less Liabilities – 2.4%			660,098
	Net Assets Applicable to Common Shares – 100%			$ 27,709,639

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.1%.
N/R	Not rated.
DD1	Investment or portion of investment purchased on a delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 41

	Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO	Portfolio of Investments
		February 28, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.0% (4.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 6,230	5.875%, 6/01/30	6/17 at 100.00	Baa3	$ 4,496,627
1,650	5.750%, 6/01/34	6/17 at 100.00	Baa3	1,133,187
7,255	5.875%, 6/01/47	6/17 at 100.00	Baa3	4,832,846
115	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	104,788
	Series 2002, 5.375%, 5/15/33
15,250	Total Consumer Staples			10,567,448
	Education and Civic Organizations – 13.9% (9.5% of Total Investments)
1,650	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series	7/16 at 100.00	A+	1,542,618
	2006, 5.000%, 7/01/41
1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series	10/13 at 100.00	AA	1,846,985
	2003, 5.125%, 10/01/24
1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series	12/15 at 100.00	Baa2	861,960
	2005, 5.000%, 12/01/29
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton,	12/16 at 100.00	A	2,392,872
	2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured
1,415	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004,	11/14 at 100.00	AA	1,473,199
	5.000%, 11/01/21
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series	12/14 at 100.00	A	1,338,850
	2004, 5.000%, 12/01/25 – AMBAC Insured
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series	12/11 at 100.00	Baa2	1,013,200
	2001, 5.500%, 12/01/15
1,500	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series	12/16 at 100.00	AA–	1,430,625
	2006, 5.000%, 12/01/44 – NPFG Insured
2,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds,	11/18 at 100.00	A–	2,103,580
	Xavier University 2008C, 5.750%, 5/01/28
550	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22	6/13 at 100.00	Aa1	586,553
1,510	University of Akron, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 1/01/21 –	1/13 at 100.00	A1	1,539,974
	AMBAC Insured
850	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 –	6/13 at 100.00	A+	860,880
	FGIC Insured
	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,200	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	A+	1,274,460
2,605	5.000%, 6/01/25 – AMBAC Insured	6/14 at 100.00	A+	2,628,940
20,770	Total Education and Civic Organizations			20,894,696
	Energy – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker	1/13 at 100.00	Baa3	244,465
	Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Health Care – 26.4% (18.0% of Total Investments)
2,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue	5/11 at 100.00	Baa1	1,920,160
	Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24
3,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010,	11/20 at 100.00	BBB+	2,528,310
	5.500%, 11/01/40
3,405	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center	5/16 at 100.00	N/R	3,159,363
	Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System,	8/11 at 100.00	A2	$ 1,001,390
	Series 1997, 5.625%, 2/15/17 – NPFG Insured
2,000	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A,	7/13 at 100.00	Aa2	2,015,360
	6.000%, 1/01/32
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center,	8/12 at 101.00	A–	902,660
	Series 2002A, 5.625%, 8/15/32
180	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series	6/11 at 100.00	AA	178,344
	1998, 5.000%, 6/01/28 – NPFG Insured
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,
	Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	231,055
300	5.250%, 11/01/40	11/19 at 100.00	Aa2	284,451
1,200	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series	11/18 at 100.00	Aa2	1,094,688
	2005, 5.000%, 11/01/40
2,455	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J,	5/14 at 100.00	BBB	2,584,231
	5.250%, 5/15/16 – FGIC Insured
1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare	10/12 at 100.00	AA–	969,910
	Partners, Refunding Series 2002, 5.375%, 10/01/30
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999:
2,075	5.375%, 11/15/29 – AMBAC Insured	5/11 at 100.50	AA–	1,995,528
140	5.375%, 11/15/39 – AMBAC Insured	5/11 at 100.50	AA–	128,073
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA–	79,785
40	5.125%, 11/15/40	11/18 at 100.00	AA–	35,120
2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	2,681,443
	2011A, 6.000%, 11/15/41
785	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center	5/16 at 100.00	A–	798,895
	Inc., Series 2006, 5.250%, 5/15/21
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
1,500	5.000%, 5/01/30	5/14 at 100.00	AA	1,460,205
2,500	5.000%, 5/01/32	No Opt. Call	AA	2,401,975
1,350	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	1,387,098
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health	No Opt. Call	AA+	93,279
	System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic
	Health System Obligated Group, Series 2008A:
1,315	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,334,699
50	5.250%, 1/01/33	1/18 at 100.00	Aa2	48,604
1,200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health	5/20 at 100.00	AA+	1,116,192
	System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured
1,500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A	1,542,480
	Hospitals Health System, Series 2009, 6.750%, 1/15/39
1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	1,002,440
	Obligated Group, Series 2009A, 5.500%, 1/01/39
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System
	Obligated Group, Tender Option Bond Trust 3551:
375	19.708%, 1/01/17 (IF)	No Opt. Call	Aa2	359,310
2,700	64.415%, 1/01/33 (IF)	1/19 at 100.00	Aa2	2,726,352
1,100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	1,110,736
	Obligated Group, Tender Option Bond Trust 3591, 64.573%, 1/01/17 (IF)
830	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System	11/12 at 100.00	A–	838,126
	Obligated Group, Series 2000B, 6.375%, 11/15/30

Nuveen Investments 43

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,200	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006,	11/16 at 100.00	A–	$ 1,084,140
	5.250%, 11/15/36
600	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008,	12/18 at 100.00	A	592,140
	5.750%, 12/01/35
40,900	Total Health Care			39,686,542
	Housing/Multifamily – 5.7% (3.9% of Total Investments)
1,385	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project,	8/11 at 100.00	Aaa	1,385,762
	Series 1994A, 5.950%, 2/20/30
	Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,
	Longwood Phase One Associates LP, Series 2001A:
2,475	5.350%, 1/20/21 (Alternative Minimum Tax)	7/11 at 102.00	Aaa	2,507,546
2,250	5.450%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	Aaa	2,222,955
800	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court	10/18 at 101.00	Aa1	788,136
	Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
755	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna	6/16 at 102.00	AAA	675,166
	Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
1,100	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments	9/17 at 102.00	AAA	987,063
	Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
8,765	Total Housing/Multifamily			8,566,628
	Housing/Single Family – 0.8% (0.5% of Total Investments)
1,220	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%,	9/15 at 100.00	Aaa	1,152,705
	9/01/31 (Alternative Minimum Tax)
	Industrials – 1.2% (0.8% of Total Investments)
755	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund	11/15 at 100.00	BBB–	658,768
	Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative
	Minimum Tax)
1,175	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc.,	5/11 at 100.00	BBB–	1,096,498
	Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
1,930	Total Industrials			1,755,266
	Long-Term Care – 1.0% (0.7% of Total Investments)
490	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	472,409
	Services, Improvement Series 2010A, 5.625%, 7/01/26
1,165	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,082,413
	Refunding & improvement Series 2010, 6.625%, 4/01/40
1,655	Total Long-Term Care			1,554,822
	Materials – 1.4% (1.0% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B,	No Opt. Call	A	2,128,380
	4.500%, 12/01/15
	Tax Obligation/General – 36.4% (24.8% of Total Investments)
	Butler County, Ohio, General Obligation Bonds, Series 2002:
1,345	5.000%, 12/01/21 – NPFG Insured	12/12 at 100.00	Aa1	1,450,004
1,200	5.000%, 12/01/22 – NPFG Insured	12/12 at 101.00	Aa1	1,273,236
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series	6/15 at 100.00	Aa1	1,523,730
	2005, 5.000%, 12/01/30 – AGM Insured
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 –	6/14 at 100.00	AAA	1,093,520
	AMBAC Insured
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series	6/14 at 100.00	AA+	1,036,890
	2004, 5.000%, 12/01/22 – AGM Insured
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006,	No Opt. Call	AAA	1,169,460
	0.000%, 12/01/28 – AGM Insured

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,200	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	$ 1,284,732
1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 – AMBAC Insured	6/14 at 100.00	Aa2	1,089,100
1,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation	12/13 at 100.00	AAA	1,066,750
	Bonds, Series 2003, 5.000%, 12/01/22 – AGM Insured
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series	6/15 at 100.00	Aa3	1,232,929
	2005, 5.000%, 12/01/24 – NPFG Insured
1,840	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	1,938,440
1,500	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	1,535,430
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009,	No Opt. Call	Aa1	1,388,523
	5.125%, 12/01/36
7,020	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 –	6/17 at 100.00	AA+	6,861,977
	AGM Insured
1,850	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, School	12/15 at 100.00	Aa1	1,861,526
	Construction, Series 2005, 5.000%, 12/01/26 – NPFG Insured
3,000	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A,	12/16 at 100.00	Aa1	3,122,370
	5.000%, 12/01/25 – NPFG Insured
2,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities	6/17 at 100.00	Aa3	2,516,738
	Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured
1,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003,	6/13 at 100.00	Aa2	1,224,171
	5.000%, 12/01/22 – NPFG Insured
800	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007,	12/17 at 100.00	Aa2	831,824
	5.000%, 12/01/25 – FGIC Insured
1,585	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	1,557,278
505	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series	12/15 at 100.00	AA+	518,413
	2006, 5.000%, 12/01/25 – AGM Insured
500	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds,	6/17 at 100.00	Aaa	511,965
	Series 2007, 5.000%, 12/01/31
1,515	Massillon City School District, Ohio, General Obligation Bonds, Series 2003, 5.250%,	12/12 at 100.00	Baa1	1,549,254
	12/01/21 – NPFG Insured
1,350	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008,	12/18 at 100.00	Aa3	1,315,481
	5.250%, 12/01/36
640	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds,	6/12 at 100.00	Aa1	669,920
	Series 2002, 5.500%, 12/01/17 – FGIC Insured
1,000	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005,	12/15 at 100.00	A1	1,008,340
	5.000%, 12/01/28 – FGIC Insured
1,000	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities	11/18 at 100.00	Aa2	979,390
	Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36
3,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/23	2/13 at 100.00	AA+	3,073,470
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation	6/18 at 100.00	AA+	501,925
	Bonds, Series 2008, 5.000%, 12/01/36
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%,	12/14 at 100.00	A1	1,601,174
	12/01/22 – FGIC Insured
280	Plain Local School District, Franklin and Licking Counties, Ohio, General Obligation Bonds,	6/11 at 100.00	Aa1	283,615
	Series 2000, 6.000%, 12/01/20 – FGIC Insured
2,000	Strongsville, Ohio, General Obligation Bonds, Series 2001, 5.000%, 12/01/21 – FGIC Insured	12/11 at 100.00	Aaa	2,058,360
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series	6/11 at 100.00	Aaa	70,301
	1996, 5.950%, 12/01/21
100	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995,	6/17 at 100.00	AA+	100,547
	5.250%, 12/01/36 – AGC Insured

Nuveen Investments 45

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 650	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,	No Opt. Call	AA	$ 648,070
	School Improvment Series 2009, 5.125%, 12/01/37
	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	AA	2,661,901
1,170	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	AA	1,231,647
1,000	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%,	12/13 at 100.00	Aaa	1,001,710
	12/01/28 – NPFG Insured
55,435	Total Tax Obligation/General			54,844,111
	Tax Obligation/Limited – 17.1% (11.7% of Total Investments)
1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%,	6/14 at 100.00	BBB+	1,387,507
	12/01/25 – AMBAC Insured
4,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone	12/20 at 100.00	AA	4,080,200
	Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27
3,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/15 at 100.00	Aaa	3,075,660
	Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured
1,085	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004,	6/14 at 100.00	A+	1,167,037
	5.000%, 12/01/18 – FGIC Insured
4,600	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 –	12/16 at 100.00	A1	4,434,170
	AMBAC Insured
1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%,	6/14 at 100.00	Aa3	1,003,500
	6/01/26 – NPFG Insured
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2001B:
1,000	5.500%, 10/01/15 – AMBAC Insured	4/12 at 100.00	A1	1,023,770
1,000	5.500%, 10/01/17 – AMBAC Insured	4/12 at 100.00	A1	1,017,220
800	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/15 at 100.00	AA+	823,736
	Series 2005A, 5.000%, 4/01/25 – AGM Insured
1,000	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II,	6/13 at 100.00	AA	1,069,900
	5.000%, 6/01/16
23,215	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	No Opt. Call	A+	5,071,781
	2009A, 0.000%, 8/01/34
7,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A,	No Opt. Call	A+	1,593,349
	0.000%, 8/01/35
49,955	Total Tax Obligation/Limited			25,747,830
	Transportation – 3.5% (2.4% of Total Investments)
3,050	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%,	12/13 at 100.00	A–	2,966,857
	12/01/23 – RAAI Insured (Alternative Minimum Tax)
2,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	2,326,440
5,050	Total Transportation			5,293,297
	U.S. Guaranteed – 22.4% (15.3% of Total Investments) (4)
2,030	Butler County, Ohio, General Obligation Judgment Bonds, Series 2002, 5.250%, 12/01/21	12/12 at 101.00	Aa1 (4)	2,215,339
	(Pre-refunded 12/01/12)
2,600	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002,	12/12 at 100.00	AA+ (4)	2,811,640
	5.250%, 6/01/21 (Pre-refunded 12/01/12) – AGM Insured
1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%,	No Opt. Call	A– (4)	1,146,410
	12/01/14 – SYNCORA GTY Insured (ETM)
2,000	Garfield Heights City School District, Cuyahoga County, Ohio, General Obligation School	12/11 at 100.00	N/R (4)	2,074,280
	Improvement Bonds, Series 2001, 5.000%, 12/15/26 (Pre-refunded 12/15/11) – NPFG Insured

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,000	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School	6/11 at 100.00	Aaa	$ 2,024,880
	Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) –
	FGIC Insured
2,000	Louisville City School District, Ohio, General Obligation Bonds, Series 2001, 5.000%, 12/01/29	12/11 at 100.00	A1 (4)	2,070,700
	(Pre-refunded 12/01/11) – FGIC Insured
760	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004,	12/13 at 100.00	N/R (4)	842,095
	5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured
460	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds,	6/12 at 100.00	Aa1 (4)	488,920
	Series 2002, 5.500%, 12/01/17 (Pre-refunded 6/01/12) – FGIC Insured
2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund	4/14 at 100.00	AA (4)	2,986,364
	Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded 4/01/14) – NPFG Insured
1,200	Ohio State University, General Receipts Bonds, Series 2002A, 5.125%, 12/01/31	12/12 at 100.00	Aa1 (4)	1,295,064
	(Pre-refunded 12/01/12)
2,450	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22	6/13 at 100.00	N/R (4)	2,683,926
	(Pre-refunded 6/01/13)
525	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match,	6/18 at 100.00	AAA	609,908
	Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured
1,225	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water	6/15 at 100.00	AAA	1,407,207
	Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation
	Bonds, Series 2004A:
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (4)	1,491,302
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (4)	3,833,157
1,000	Princeton City School District, Butler County, Ohio, General Obligation Bonds, Series 2003,	12/13 at 100.00	AAA	1,116,150
	5.000%, 12/01/30 (Pre-refunded 12/01/13) – NPFG Insured
2,830	Springfield Township, Hamilton County, Ohio, Various Purpose Limited Tax General Obligation	12/11 at 100.00	Aa2 (4)	2,935,389
	Bonds, Series 2002, 5.250%, 12/01/27 (Pre-refunded 12/01/11)
1,705	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series	10/11 at 101.00	N/R (4)	1,771,205
	2001, 5.750%, 10/01/21 (Pre-refunded 10/01/11) – RAAI Insured
31,125	Total U.S. Guaranteed			33,803,936
	Utilities – 7.4% (5.0% of Total Investments)
2,500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project	2/18 at 100.00	A1	2,399,100
	Series 2008A, 5.250%, 2/15/43
4,000	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds,	2/12 at 100.00	A2	4,037,880
	Series 2002, 5.000%, 2/15/22 – NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,105	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	575,065
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	515,002
1,250	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project,	5/11 at 100.00	Baa1	1,212,150
	Series 1999C, 5.150%, 5/01/26 – AMBAC Insured
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	333,678
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
2,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	2/14 at 100.00	A1	2,083,620
	Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured
14,960	Total Utilities			11,156,495
	Water and Sewer – 2.2% (1.5% of Total Investments)
430	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 –	12/17 at 100.00	A1	415,578
	AMBAC Insured
1,000	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series	No Opt. Call	Aa1	1,143,750
	1993G, 5.500%, 1/01/21 – NPFG Insured
40	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series	7/11 at 100.00	Aa1	40,110
	1996H, 5.750%, 1/01/26 – NPFG Insured

Nuveen Investments 47

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	Aa3	$ 1,293,273
200	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 –	12/17 at 100.00	A–	183,442
	SYNCORA GTY Insured
275	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water	6/15 at 100.00	AAA	289,971
	Quality Project, Series 2005B, 5.000%, 6/01/25
3,165	Total Water and Sewer			3,366,124
$ 252,430	Total Investments (cost $217,987,700) – 146.6%			220,762,745
	Other Assets Less Liabilities – 1.9%			2,791,777
	Auction Rate Preferred Shares, at Liquidation Value – (48.5)% (5)			(73,000,000)
	Net Assets Applicable to Common Shares – 100%			$ 150,554,522

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

48 Nuveen Investments

	Nuveen Ohio Dividend Advantage Municipal Fund
NXI	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.5% (3.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 2,050	5.875%, 6/01/30	6/17 at 100.00	Baa3	$ 1,479,629
2,755	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,835,216
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	41,004
	Series 2002, 5.375%, 5/15/33
4,850	Total Consumer Staples			3,355,849
	Education and Civic Organizations – 12.7% (8.5% of Total Investments)
700	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series	7/16 at 100.00	A+	654,444
	2006, 5.000%, 7/01/41
2,650	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series	5/12 at 100.00	A3	2,667,463
	2002, 5.000%, 5/01/22
500	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series	12/15 at 100.00	Baa2	455,360
	2005, 5.000%, 12/01/24
1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds,	11/18 at 100.00	A–	1,051,790
	Xavier University 2008C, 5.750%, 5/01/28
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series	12/18 at 100.00	A3	982,319
	2008A, 5.500%, 12/01/28
1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%,	6/14 at 100.00	Aa3	1,871,461
	12/01/20 – NPFG Insured
7,560	Total Education and Civic Organizations			7,682,837
	Energy – 1.6% (1.1% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker	1/13 at 100.00	Baa3	977,860
	Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Health Care – 24.6% (16.5% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue	11/14 at 100.00	Baa1	58,341
	Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured
1,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010,	11/20 at 100.00	BBB+	842,770
	5.500%, 11/01/40
1,385	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center	5/16 at 100.00	N/R	1,285,086
	Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured
1,100	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A,	7/13 at 100.00	Aa2	1,108,448
	6.000%, 1/01/32
300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/19 at 100.00	Aa2	284,451
	Improvement Series 2009, 5.250%, 11/01/40
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series	11/18 at 100.00	Aa2	547,344
	2005, 5.000%, 11/01/40
500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare	10/12 at 100.00	AA–	484,955
	Partners, Refunding Series 2002, 5.375%, 10/01/30
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999:
2,200	5.375%, 11/15/29 – AMBAC Insured	5/11 at 100.50	AA–	2,115,740
660	5.375%, 11/15/39 – AMBAC Insured	11/11 at 100.00	AA–	617,450
290	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	291,789
	2011A, 6.000%, 11/15/41
330	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center	5/16 at 100.00	A–	335,841
	Inc., Series 2006, 5.250%, 5/15/21

Nuveen Investments 49

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	5/14 at 100.00	AA	$ 973,470
	5.000%, 5/01/30
375	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	385,305
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic
	Health System Obligated Group, Series 2008A:
1,050	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,065,729
90	5.250%, 1/01/33	1/18 at 100.00	Aa2	87,487
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
1,100	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	1,046,782
80	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	74,413
250	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A	257,080
	Hospitals Health System, Series 2009, 6.750%, 1/15/39
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	200,488
	Obligated Group, Series 2009A, 5.500%, 1/01/39
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System
	Obligated Group, Tender Option Bond Trust 3551:
250	19.708%, 1/01/17 (IF)	No Opt. Call	Aa2	239,540
1,350	64.415%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,363,176
65	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	65,634
	Obligated Group, Tender Option Bond Trust 3591, 64.573%, 1/01/17 (IF)
335	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System	11/12 at 100.00	A–	338,280
	Obligated Group, Series 2000B, 6.375%, 11/15/30
500	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006,	11/16 at 100.00	A–	451,725
	5.250%, 11/15/36
375	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008,	12/18 at 100.00	A	370,088
	5.750%, 12/01/35
15,450	Total Health Care			14,891,412
	Housing/Multifamily – 7.2% (4.8% of Total Investments)
350	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court	10/18 at 101.00	Aa1	344,810
	Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
2,885	Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue Bonds, Asbury Woods Project, Series	4/11 at 102.00	Aa2	2,907,153
	2001A, 5.450%, 4/01/26
300	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna	6/16 at 102.00	AAA	268,278
	Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
915	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments	9/17 at 102.00	AAA	821,057
	Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
4,450	Total Housing/Multifamily			4,341,298
	Housing/Single Family – 0.5% (0.3% of Total Investments)
305	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%,	9/15 at 100.00	Aaa	288,176
	9/01/31 (Alternative Minimum Tax)
	Industrials – 6.9% (4.6% of Total Investments)
1,500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland	5/12 at 102.00	BBB–	1,403,130
	Christian Home Project, Series 2002C, 5.950%, 5/15/22
320	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund	11/15 at 100.00	BBB–	279,213
	Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative
	Minimum Tax)
880	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries,	7/12 at 100.00	BBB	900,830
	Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)
1,300	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc.,	No Opt. Call	Baa3	1,464,944
	Series 1992, 6.450%, 12/15/21
700	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc.,	7/17 at 102.00	N/R	127,750
	Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4), (5)
4,700	Total Industrials			4,175,867

50 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.1% (0.7% of Total Investments)
$ 215	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	$ 207,282
	Services, Improvement Series 2010A, 5.625%, 7/01/26
470	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	436,682
	Refunding & improvement Series 2010, 6.625%, 4/01/40
685	Total Long-Term Care			643,964
	Tax Obligation/General – 24.3% (16.3% of Total Investments)
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School	6/18 at 100.00	AA	127,980
	Improvement Series 2008, 5.250%, 12/01/31
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series	6/15 at 100.00	Aa1	1,523,730
	2005, 5.000%, 12/01/30 – AGM Insured
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
400	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AAA	167,564
1,735	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AAA	676,338
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	428,244
1,355	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,435,704
470	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	481,101
2,550	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 –	6/17 at 100.00	AA+	2,492,599
	AGM Insured
2,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities	6/17 at 100.00	Aa3	1,950,960
	Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured
430	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007,	12/17 at 100.00	Aa2	434,266
	5.000%, 12/01/30 – FGIC Insured
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	393,004
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series	12/15 at 100.00	AA+	1,031,693
	2006, 5.000%, 12/01/25 – AGM Insured
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds,	6/17 at 100.00	Aaa	204,786
	Series 2007, 5.000%, 12/01/31
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008,	12/18 at 100.00	Aa3	48,722
	5.250%, 12/01/36
750	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities	11/18 at 100.00	Aa2	734,543
	Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36
50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995,	6/17 at 100.00	AA+	50,274
	5.250%, 12/01/36 – AGC Insured
2,415	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%,	12/14 at 100.00	Aa2	2,470,834
	12/01/28 – AGM Insured
50	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,	No Opt. Call	AA	49,852
	School Improvment Series 2009, 5.125%, 12/01/37
15,885	Total Tax Obligation/General			14,702,194
	Tax Obligation/Limited – 23.4% (15.7% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, Series 2006, 5.000%,	12/16 at 100.00	AA+	125,396
	12/15/32 – AGM Insured
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds, Euclid Avenue Housing	8/15 at 100.00	N/R	1,019,328
	Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured
2,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone	12/20 at 100.00	AA	2,040,100
	Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27
50	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio,	12/19 at 100.00	Aa2	49,042
	Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34
2,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/15 at 100.00	Aaa	2,050,440
	Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured

Nuveen Investments 51

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,415	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004,	6/14 at 100.00	A+	$ 1,458,964
	5.000%, 12/01/21 – FGIC Insured
2,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 –	12/16 at 100.00	A1	1,927,900
	AMBAC Insured
500	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series	4/12 at 100.00	A1	511,885
	2001B, 5.500%, 10/01/15 – AMBAC Insured
345	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/15 at 100.00	AA+	355,236
	Series 2005A, 5.000%, 4/01/25 – AGM Insured
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund	4/15 at 100.00	AA+	1,032,790
	Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured
5,220	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	No Opt. Call	A+	1,140,413
	2009A, 0.000%, 8/01/34
5,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A,	No Opt. Call	A+	1,062,233
	0.000%, 8/01/35
1,400	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A,	4/11 at 101.00	BBB+	1,416,366
	6.375%, 10/01/19
22,470	Total Tax Obligation/Limited			14,190,093
	Transportation – 0.7% (0.5% of Total Investments)
425	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%,	12/13 at 100.00	A–	413,415
	12/01/23 – RAAI Insured (Alternative Minimum Tax)
	U.S. Guaranteed – 24.6% (16.5% of Total Investments) (6)
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+ (6)	1,157,580
	5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured
1,000	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+ (6)	1,155,600
	5.250%, 12/01/16 (Pre-refunded 12/01/14) – AGM Insured
2,000	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School	6/11 at 100.00	Aaa	2,024,880
	Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) –
	FGIC Insured
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004,	12/13 at 100.00	N/R (6)	1,108,020
	5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured
2,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2001,	11/11 at 101.00	AA (6)	2,084,460
	5.200%, 11/01/26 (Pre-refunded 11/01/11)
325	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match,	6/18 at 100.00	AAA	377,562
	Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured
1,900	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation	6/14 at 100.00	AA+ (6)	2,154,733
	Bonds, Series 2004A, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured
2,735	University of Cincinnati, Ohio, General Receipts Bonds, Series 2002F, 5.375%, 6/01/19	6/12 at 100.00	A+ (6)	2,902,655
	(Pre-refunded 6/01/12)
1,485	West Chester Township, Butler County, Ohio, Various Purpose Limited Tax General Obligation	11/11 at 101.00	Aaa	1,551,617
	Refunding Bonds, Series 2001, 5.500%, 12/01/17 (Pre-refunded 11/01/11) – AMBAC Insured
400	Westerville City School District, Franklin and Delaware Counties, Ohio, Various Purpose	6/11 at 100.00	AA– (6)	404,824
	General Obligation Bonds, Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) – NPFG Insured
13,845	Total U.S. Guaranteed			14,921,931

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 10.2% (6.9% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project
	Series 2008A:
$ 50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA+	$ 48,207
1,000	5.250%, 2/15/43	2/18 at 100.00	A1	959,640
1,440	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds,	2/12 at 100.00	A2	1,473,437
	Series 2002, 5.250%, 2/15/17 – NPFG Insured
2,130	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 –	No Opt. Call	A–	581,895
	NPFG Insured
2,150	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project,	5/11 at 100.00	Baa1	2,084,898
	Series 1999C, 5.150%, 5/01/26 – AMBAC Insured
1,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	2/14 at 100.00	A1	1,036,190
	Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/21 – AMBAC Insured
7,770	Total Utilities			6,184,267
	Water and Sewer – 5.9% (3.9% of Total Investments)
175	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 –	12/17 at 100.00	A1	169,131
	AMBAC Insured
2,375	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance	12/13 at 100.00	Aa1	2,449,076
	Program, Series 2003, 5.000%, 12/01/23 – NPFG Insured
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	929,530
	6.000%, 7/01/44
3,550	Total Water and Sewer			3,547,737
$ 102,945	Total Investments (cost $90,453,712) – 149.2%			90,316,900
	MuniFund Term Preferred Shares, at Liquidation Value – (32.1)% (7)			(19,450,000)
	Other Assets Less Liabilities – 3.5%			2,183,062
	Auction Rate Preferred Shares, at Liquidation Value – (20.6)% (7)			(12,500,000)
	Net Assets Applicable to Common Shares – 100%			$ 60,549,962

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Investment Valuation for more information.
(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(7)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 21.5% and 13.8%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments 53

	Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.0% (2.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 990	5.875%, 6/01/30	6/17 at 100.00	Baa3	$ 714,552
1,510	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,005,871
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	41,004
	Series 2002, 5.375%, 5/15/33
2,545	Total Consumer Staples			1,761,427
	Education and Civic Organizations – 11.9% (8.1% of Total Investments)
1,345	Bowling Green State University, Ohio, General Receipts Bonds, Series 2003, 5.250%, 6/01/18 –	6/13 at 100.00	A+	1,432,546
	AMBAC Insured
450	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series	7/16 at 100.00	A+	420,714
	2006, 5.000%, 7/01/41
1,050	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series	12/11 at 100.00	Baa2	1,063,860
	2001, 5.500%, 12/01/15
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 –	6/13 at 100.00	A+	1,012,800
	FGIC Insured
1,245	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/19 –	6/14 at 100.00	A+	1,322,252
	AMBAC Insured
5,090	Total Education and Civic Organizations			5,252,172
	Energy – 1.1% (0.8% of Total Investments)
500	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker	1/13 at 100.00	Baa3	488,930
	Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Health Care – 22.9% (15.6% of Total Investments)
750	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010,	11/20 at 100.00	BBB+	632,078
	5.500%, 11/01/40
1,090	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center	5/16 at 100.00	N/R	1,011,367
	Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured
300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/19 at 100.00	Aa2	284,451
	Improvement Series 2009, 5.250%, 11/01/40
250	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series	11/18 at 100.00	Aa2	228,060
	2005, 5.000%, 11/01/40
200	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare	10/12 at 100.00	AA–	193,982
	Partners, Refunding Series 2002, 5.375%, 10/01/30
1,850	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare	10/11 at 101.00	AA–	1,890,978
	Partners, Series 2001A, 5.400%, 10/01/21
965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999,	5/11 at 100.50	AA–	928,041
	5.375%, 11/15/29 – AMBAC Insured
460	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	462,838
	2011A, 6.000%, 11/15/41
225	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center	5/16 at 100.00	A–	228,983
	Inc., Series 2006, 5.250%, 5/15/21
700	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	5/14 at 100.00	AA	681,429
	5.000%, 5/01/30
90	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	92,473
35	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/18 at 100.00	Aa2	35,524
	Health System Obligated Group, Series 2008A, 5.000%, 1/01/25

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
$ 400	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	$ 380,648
40	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	37,206
100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A	102,832
	Hospitals Health System, Series 2009, 6.750%, 1/15/39
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	200,488
	Obligated Group, Series 2009A, 5.500%, 1/01/39
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System
	Obligated Group, Tender Option Bond Trust 3551:
125	19.708%, 1/01/17 (IF)	No Opt. Call	Aa2	119,770
1,000	64.415%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,009,760
375	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	No Opt. Call	Aa2	378,660
	Obligated Group, Tender Option Bond Trust 3591, 64.573%, 1/01/17 (IF)
665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System	11/12 at 100.00	A–	671,510
	Obligated Group, Series 2000B, 6.375%, 11/15/30
350	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006,	11/16 at 100.00	A–	316,208
	5.250%, 11/15/36
190	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008,	12/18 at 100.00	A	187,511
	5.750%, 12/01/35
10,360	Total Health Care			10,074,797
	Housing/Multifamily – 4.8% (3.2% of Total Investments)
1,000	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler	5/12 at 102.00	Aaa	1,025,100
	Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)
250	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court	10/18 at 101.00	Aa1	246,293
	Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
225	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna	6/16 at 102.00	AAA	201,209
	Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
690	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments	9/17 at 102.00	AAA	619,158
	Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
2,165	Total Housing/Multifamily			2,091,760
	Housing/Single Family – 1.3% (0.9% of Total Investments)
610	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%,	9/15 at 100.00	Aaa	576,352
	9/01/31 (Alternative Minimum Tax)
	Industrials – 10.8% (7.3% of Total Investments)
3,000	Ohio State Sewage and Solid Waste Disposal Facilities, Revenue Bonds, Anheuser-Busch Project,	11/11 at 100.00	BBB+	2,852,250
	Series 2001, 5.500%, 11/01/35 (Alternative Minimum Tax)
640	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries,	7/12 at 100.00	BBB	655,149
	Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)
1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc.,	No Opt. Call	Baa3	1,126,880
	Series 1992, 6.450%, 12/15/21
500	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc.,	7/17 at 102.00	N/R	91,250
	Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4), (5)
5,140	Total Industrials			4,725,529

Nuveen Investments 55

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.9% (0.6% of Total Investments)
$ 95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	$ 91,590
	Services, Improvement Series 2010A, 5.625%, 7/01/26
340	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	315,897
	Refunding & improvement Series 2010, 6.625%, 4/01/40
435	Total Long-Term Care			407,487
	Tax Obligation/General – 34.5% (23.5% of Total Investments)
1,700	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center	11/11 at 101.00	Aa3	1,703,944
	Acquisition, Series 2001, 5.000%, 11/01/26 – AMBAC Insured
	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds,
	Series 2004:
1,000	5.000%, 12/01/15 – AGM Insured	6/14 at 100.00	AA+	1,095,510
1,000	5.000%, 12/01/22 – AGM Insured	6/14 at 100.00	AA+	1,036,890
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
300	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AAA	125,673
100	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AAA	38,982
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	428,244
1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,059,560
400	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	409,448
1,905	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 –	6/17 at 100.00	AA+	1,862,118
	AGM Insured
1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities	6/17 at 100.00	Aa3	975,480
	Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured
345	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007,	12/17 at 100.00	Aa2	348,422
	5.000%, 12/01/30 – FGIC Insured
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	393,004
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series	12/15 at 100.00	AA+	1,031,693
	2006, 5.000%, 12/01/25 – AGM Insured
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds,	6/17 at 100.00	Aaa	204,786
	Series 2007, 5.000%, 12/01/31
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008,	12/18 at 100.00	Aa3	48,722
	5.250%, 12/01/36
2,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005,	12/15 at 100.00	A1	2,687,226
	5.000%, 12/01/28 – FGIC Insured
400	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities	11/18 at 100.00	Aa2	391,756
	Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36
1,000	Powell, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/25 – FGIC Insured	12/12 at 100.00	AA+	1,048,530
50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995,	6/17 at 100.00	AA+	50,274
	5.250%, 12/01/36 – AGC Insured
200	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,	No Opt. Call	AA	199,406
	School Improvment Series 2009, 5.125%, 12/01/37
15,120	Total Tax Obligation/General			15,139,668

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 16.1% (11.0% of Total Investments)
$ 500	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone	12/20 at 100.00	AA	$ 510,025
	Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27
175	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio,	12/19 at 100.00	Aa2	171,647
	Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34
1,400	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 –	12/16 at 100.00	A1	1,349,530
	AMBAC Insured
250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/15 at 100.00	AA+	257,418
	Series 2005A, 5.000%, 4/01/25 – AGM Insured
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund	4/15 at 100.00	AA+	1,032,790
	Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured
1,095	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series	12/13 at 100.00	AA	1,160,985
	2004A-II, 5.000%, 12/01/18
4,065	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	No Opt. Call	A+	888,081
	2009A, 0.000%, 8/01/34
3,940	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A,	No Opt. Call	A+	797,180
	0.000%, 8/01/35
1,000	Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre Project, Series 2001, 5.500%,	12/11 at 100.00	N/R	903,100
	12/01/26 – AMBAC Insured
13,425	Total Tax Obligation/Limited			7,070,756
	U.S. Guaranteed – 28.4% (19.3% of Total Investments) (6)
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+ (6)	700,336
	5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured
1,000	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Capital Improvement	12/11 at 100.00	Aa2 (6)	1,036,300
	Bonds, Series 2001A, 5.125%, 12/01/21 (Pre-refunded 12/01/11) – NPFG Insured
1,500	Lebanon City School District, Warren County, Ohio, General Obligation Bonds, Series 2001,	12/11 at 100.00	AA+ (6)	1,558,695
	5.500%, 12/01/21 (Pre-refunded 12/01/11) – AGM Insured
2,420	Lorain County, Ohio, Limited Tax General Obligation Justice Center Bonds, Series 2002, 5.500%,	12/12 at 100.00	Aa2 (6)	2,625,337
	12/01/22 (Pre-refunded 12/01/12) – FGIC Insured
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School	6/15 at 100.00	N/R (6)	1,159,040
	Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured
210	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match,	6/18 at 100.00	AAA	243,963
	Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured
125	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2001A,	12/11 at 100.00	Aaa	129,419
	5.000%, 12/01/21 (Pre-refunded 12/01/11) – AGM Insured
1,050	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation	6/14 at 100.00	AA+ (6)	1,199,163
	Bonds, Series 2004A, 5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured
3,670	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series	10/11 at 101.00	N/R (6)	3,812,504
	2001, 5.750%, 10/01/26 (Pre-refunded 10/01/11) – RAAI Insured
11,580	Total U.S. Guaranteed			12,464,757
	Utilities – 9.8% (6.7% of Total Investments)
1,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project	2/18 at 100.00	A1	959,640
	Series 2008A, 5.250%, 2/15/43
1,065	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 –	No Opt. Call	A–	290,947
	NPFG Insured

Nuveen Investments 57

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,500	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project,	5/11 at 100.00	Baa1	$ 2,424,300
	Series 1999C, 5.150%, 5/01/26 – AMBAC Insured
595	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	2/14 at 100.00	A1	619,877
	Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured
5,160	Total Utilities			4,294,764
	Water and Sewer – 0.4% (0.3% of Total Investments)
130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 –	12/17 at 100.00	A1	125,640
	AMBAC Insured
45	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2001A,	12/11 at 100.00	AAA	46,313
	5.000%, 12/01/21 – AGM Insured
175	Total Water and Sewer			171,953
$ 72,305	Total Investments (cost $64,640,052) – 146.9%			64,520,352
	Other Assets Less Liabilities – 2.3%			988,856
	Auction Rate Preferred Shares, at Liquidation Value – (49.2)% (7)			(21,600,000)
	Net Assets Applicable to Common Shares – 100%			$ 43,909,208

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Investment Valuation for more information.
(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

58 Nuveen Investments

	Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.4% (4.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 1,280	5.875%, 6/01/30	6/17 at 100.00	Baa3	$ 923,866
1,565	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,042,509
20	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	18,224
	Series 2002, 5.375%, 5/15/33
2,865	Total Consumer Staples			1,984,599
	Education and Civic Organizations – 6.3% (4.3% of Total Investments)
350	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series	7/16 at 100.00	A+	327,222
	2006, 5.000%, 7/01/41
1,125	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series	5/12 at 100.00	A3	1,159,481
	2002, 5.750%, 5/01/16
500	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series	12/15 at 100.00	Baa2	455,360
	2005, 5.000%, 12/01/24
1,975	Total Education and Civic Organizations			1,942,063
	Energy – 0.8% (0.5% of Total Investments)
250	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker	1/13 at 100.00	Baa3	244,465
	Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Health Care – 28.9% (19.5% of Total Investments)
750	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010,	11/20 at 100.00	BBB+	632,078
	5.500%, 11/01/40
695	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center	5/16 at 100.00	N/R	644,863
	Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/19 at 100.00	Aa2	568,902
	Improvement Series 2009, 5.250%, 11/01/40
420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series	11/18 at 100.00	Aa2	383,141
	2005, 5.000%, 11/01/40
300	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare	10/12 at 100.00	AA–	290,973
	Partners, Refunding Series 2002, 5.375%, 10/01/30
500	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999,	5/11 at 100.50	AA–	480,850
	5.375%, 11/15/29 – AMBAC Insured
550	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	553,394
	2011A, 6.000%, 11/15/41
160	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center	5/16 at 100.00	A–	162,832
	Inc., Series 2006, 5.250%, 5/15/21
500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	5/14 at 100.00	AA	486,735
	5.000%, 5/01/30
105	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	107,885
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic
	Health System Obligated Group, Series 2008A:
600	5.000%, 1/01/25	1/18 at 100.00	Aa2	608,988
100	5.250%, 1/01/33	1/18 at 100.00	Aa2	97,208
200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health	5/20 at 100.00	AA+	186,032
	System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A	2,056,639
	Hospitals Health System, Series 2009, 6.750%, 1/15/39
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	100,244
	Obligated Group, Series 2009A, 5.500%, 1/01/39

Nuveen Investments 59

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System
	Obligated Group, Tender Option Bond Trust 3551:
$ 125	19.708%, 1/01/17 (IF)	No Opt. Call	Aa2	$ 119,770
675	64.415%, 1/01/33 (IF)	1/19 at 100.00	Aa2	681,588
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	No Opt. Call	Aa2	100,976
	Obligated Group, Tender Option Bond Trust 3591, 64.573%, 1/01/17 (IF)
335	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System	11/12 at 100.00	A–	338,280
	Obligated Group, Series 2000B, 6.375%, 11/15/30
250	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006,	11/16 at 100.00	A–	225,863
	5.250%, 11/15/36
110	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008,	12/18 at 100.00	A	108,559
	5.750%, 12/01/35
9,175	Total Health Care			8,935,800
	Housing/Multifamily – 3.1% (2.1% of Total Investments)
200	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court	10/18 at 101.00	Aa1	197,034
	Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
175	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna	6/16 at 102.00	AAA	156,496
	Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
685	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments	9/17 at 102.00	AAA	614,671
	Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
1,060	Total Housing/Multifamily			968,201
	Housing/Single Family – 0.9% (0.6% of Total Investments)
305	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%,	9/15 at 100.00	Aaa	288,176
	9/01/31 (Alternative Minimum Tax)
	Industrials – 7.1% (4.8% of Total Investments)
555	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland	5/12 at 102.00	BBB–	519,158
	Christian Home Project, Series 2002C, 5.950%, 5/15/22
480	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries,	7/12 at 100.00	BBB	491,362
	Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)
1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc.,	No Opt. Call	Baa3	1,126,880
	Series 1992, 6.450%, 12/15/21
400	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc.,	7/17 at 102.00	N/R	73,000
	Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4), (5)
2,435	Total Industrials			2,210,400
	Long-Term Care – 1.0% (0.7% of Total Investments)
95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	91,590
	Services, Improvement Series 2010A, 5.625%, 7/01/26
245	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	227,632
	Refunding & improvement Series 2010, 6.625%, 4/01/40
340	Total Long-Term Care			319,222
	Tax Obligation/General – 33.5% (22.6% of Total Investments)
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
1,815	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AAA	760,322
1,000	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AAA	389,820
300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	321,183
1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,059,560
250	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	255,905
1,275	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 –	6/17 at 100.00	AA+	1,246,300
	AGM Insured
1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities	6/17 at 100.00	Aa3	975,480
	Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured

60 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003,	6/13 at 100.00	Aa2	$ 1,055,320
	5.000%, 12/01/22 – NPFG Insured
210	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007,	12/17 at 100.00	Aa2	218,354
	5.000%, 12/01/25 – FGIC Insured
1,270	Lorain, Ohio, General Obligation Bonds, Series 2002, 5.125%, 12/01/26 – AMBAC Insured	12/12 at 100.00	A3	1,237,742
235	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	230,890
500	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series	12/15 at 100.00	AA+	513,280
	2006, 5.000%, 12/01/25 – AGM Insured
100	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds,	6/17 at 100.00	Aaa	102,393
	Series 2007, 5.000%, 12/01/31
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008,	12/18 at 100.00	Aa3	48,722
	5.250%, 12/01/36
150	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities	11/18 at 100.00	Aa2	146,909
	Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36
1,130	Solon, Ohio, General Obligation Refunding and Improvement Bonds, Series 2002, 5.000%, 12/01/18	12/12 at 100.00	AAA	1,198,003
500	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995,	6/17 at 100.00	AA+	502,735
	5.250%, 12/01/36 – AGC Insured
100	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,	No Opt. Call	AA	99,703
	School Improvment Series 2009, 5.125%, 12/01/37
11,885	Total Tax Obligation/General			10,362,621
	Tax Obligation/Limited – 10.6% (7.2% of Total Investments)
250	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone	12/20 at 100.00	AA	255,013
	Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27
75	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio,	12/19 at 100.00	Aa2	73,563
	Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34
1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 –	12/16 at 100.00	A1	963,950
	AMBAC Insured
1,000	Midview Local School District, Lorain County, Ohio, Certificates of Participation, Series	5/13 at 100.00	A1	985,770
	2003, 5.000%, 11/01/30
200	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/15 at 100.00	AA+	205,934
	Series 2005A, 5.000%, 4/01/25 – AGM Insured
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	No Opt. Call	A+	436,940
	2009A, 0.000%, 8/01/34
1,835	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A,	No Opt. Call	A+	371,276
	0.000%, 8/01/35
6,360	Total Tax Obligation/Limited			3,292,446
	Transportation – 5.8% (3.9% of Total Investments)
1,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	1,802,990
	U.S. Guaranteed – 35.0% (23.7% of Total Investments) (6)
725	Eaton City School District, Preble County, Ohio, General Obligation Bonds, Series 2002,	12/12 at 101.00	Aa2 (6)	798,203
	5.750%, 12/01/21 (Pre-refunded 12/01/12) – FGIC Insured
1,300	Granville Exempt Village School District, Ohio, General Obligation Bonds, Series 2001, 5.500%,	12/11 at 100.00	Aa1 (6)	1,350,673
	12/01/28 (Pre-refunded 12/01/11)
1,000	Hilliard, Ohio, General Obligation Bonds, Series 2002, 5.375%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa1 (6)	1,084,510
500	Miami East Local School District, Miami County, Ohio, General Obligation Bonds, Series 2002,	6/12 at 100.00	AA+ (6)	529,215
	5.125%, 12/01/29 (Pre-refunded 6/01/12) – AGM Insured
1,000	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.500%,	9/11 at 100.00	Aa2 (6)	1,025,710
	9/01/12 (Pre-refunded 9/01/11)
2,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University,	10/12 at 100.00	N/R (6)	2,153,838
	Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)

Nuveen Investments 61

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/12 at 100.00	AA+ (6)	$ 1,318,875
	Series 2002A, 5.500%, 4/01/18 (Pre-refunded 4/01/12) – AGM Insured
160	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match,	6/18 at 100.00	AAA	185,877
	Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured
230	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2001A,	12/11 at 100.00	Aaa	238,131
	5.000%, 12/01/21 (Pre-refunded 12/01/11) – AGM Insured
1,000	Ohio, Common Schools Capital Facilities, General Obligation Bonds, Series 2001B, 5.000%,	9/11 at 100.00	AA+ (6)	1,025,600
	9/15/20 (Pre-refunded 9/15/11)
1,000	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation	6/14 at 100.00	AA+ (6)	1,134,070
	Bonds, Series 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured
10,165	Total U.S. Guaranteed			10,844,702
	Utilities – 7.9% (5.4% of Total Investments)
500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project	2/18 at 100.00	A1	479,820
	Series 2008A, 5.250%, 2/15/43
1,500	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds,	2/12 at 100.00	A2	1,534,829
	Series 2002, 5.250%, 2/15/17 – NPFG Insured
1,595	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 –	No Opt. Call	A–	435,738
	NPFG Insured
3,595	Total Utilities			2,450,387
	Water and Sewer – 0.6% (0.4% of Total Investments)
130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 –	12/17 at 100.00	A1	125,640
	AMBAC Insured
40	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2001A,	12/11 at 100.00	AAA	41,167
	5.000%, 12/01/21 – AGM Insured
170	Total Water and Sewer			166,807
$ 52,130	Total Investments (cost $45,469,019) – 147.9%			45,812,879
	Other Assets Less Liabilities – 2.2%			655,096
	Auction Rate Preferred Shares, at Liquidation Value – (50.1)% (7)			(15,500,000)
	Net Assets Applicable to Common Shares – 100%			$ 30,967,975

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Investment Valuation for more information.
(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.8%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

62   Nuveen Investments

Statement of
Assets & Liabilities
	February 28, 2011

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Assets
Investments, at value (cost $250,966,685, $161,200,271
and $44,477,774, respectively)	$252,805,857	$160,669,245	$44,027,541
Cash	1,236,776	244,205	162,977
Receivables:
Interest	3,823,463	2,597,968	651,358
Investments sold	—	—	—
Deferred offering costs	—	—	541,641
Other assets	58,658	49,077	5,488
Total assets	257,924,754	163,560,495	45,389,005
Liabilities
Floating rate obligations	3,630,000	2,330,000	665,000
Payables:
Investments purchased	2,132,876	839,820	324,375
Common share dividends	2,714	2,814	134,475
Auction Rate Preferred share dividends	731,423	466,891	1,085
Interest	—	—	31,267
Offering costs	—	—	175,469
MuniFund Term Preferred (MTP) shares, at liquidation value	—	—	16,313,000
Accrued expenses:
Management fees	120,574	77,135	19,664
Other	106,524	61,194	15,031
Total liabilities	6,724,111	3,777,854	17,679,366
Auction Rate Preferred Shares (ARPS), at liquidation value	87,325,000	53,700,000	—
Net assets applicable to Common shares	$163,875,643	$106,082,641	$27,709,639
Common shares outstanding	11,557,653	7,605,648	2,053,086
Net asset value per Common share outstanding (net assets
applicable to Common shares, divided by Common
shares outstanding)	$14.18	$13.95	$13.50
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$115,577	$76,056	$20,531
Paid-in surplus	162,121,399	106,733,261	29,075,456
Undistributed (Over-distribution of) net investment income	2,994,016	1,865,189	409,933
Accumulated net realized gain (loss)	(3,194,521)	(2,060,839)	(1,346,048)
Net unrealized appreciation (depreciation)	1,839,172	(531,026)	(450,233)
Net assets applicable to Common shares	$163,875,643	$106,082,641	$27,709,639
Authorized shares:
Common	200,000,000	200,000,000	Unlimited
ARPS	1,000,000	1,000,000	Unlimited
MTP	—	—	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Assets & Liabilities (continued)
		February 28, 2011

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Assets
Investments, at value (cost $217,987,700, $90,453,712,
$64,640,052 and $45,469,019, respectively)	$220,762,745	$90,316,900	$64,520,352	$45,812,879
Cash	568,662	863,753	151,833	120,673
Receivables:
Interest	2,830,979	1,281,366	978,622	646,554
Investments sold	195,000	50,000	95,000	50,000
Deferred offering costs	—	521,999	—	—
Other assets	26,649	12,228	22,966	35,630
Total assets	224,384,035	93,046,246	65,768,773	46,665,736
Liabilities
Floating rate obligations	—	—	—	—
Payables:
Investments purchased	—	—	—	—
Common share dividends	641,567	294,788	206,320	158,806
Auction Rate Preferred share dividends	3,405	1,072	288	1,090
Interest	—	38,090	—	—
Offering costs	—	131,157	—	—
MuniFund Term Preferred (MTP) shares, at liquidation value	—	19,450,000	—	—
Accrued expenses:
Management fees	107,900	41,627	29,507	19,122
Other	76,641	39,550	23,450	18,743
Total liabilities	829,513	19,996,284	259,565	197,761
Auction Rate Preferred Shares (ARPS), at liquidation value	73,000,000	12,500,000	21,600,000	15,500,000
Net assets applicable to Common shares	$150,554,522	$60,549,962	$43,909,208	$30,967,975
Common shares outstanding	9,753,457	4,246,124	3,122,403	2,158,189
Net asset value per Common share outstanding (net assets
applicable to Common shares, divided by Common
shares outstanding)	$15.44	$14.26	$14.06	$14.35
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$97,535	$42,461	$31,224	$21,582
Paid-in surplus	147,979,087	60,344,997	44,290,130	30,548,164
Undistributed (Over-distribution of) net investment income	2,761,677	1,034,310	766,971	624,640
Accumulated net realized gain (loss)	(3,058,822)	(734,994)	(1,059,417)	(570,271)
Net unrealized appreciation (depreciation)	2,775,045	(136,812)	(119,700)	343,860
Net assets applicable to Common shares	$150,554,522	$60,549,962	$43,909,208	$30,967,975
Authorized shares:
Common	200,000,000	Unlimited	Unlimited	Unlimited
ARPS	1,000,000	Unlimited	Unlimited	Unlimited
MTP	—	Unlimited	—	—

See accompanying notes to financial statements.
64 Nuveen Investments

Statement of
Operations
	Year Ended February 28, 2011

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Investment Income	$12,898,089	$8,334,524	$2,223,123
Expenses
Management fees	1,638,859	1,042,914	282,036
Auction fees	130,988	80,548	12,158
Dividend disbursing agent fees	20,000	20,000	16,712
Shareholders’ servicing agent fees and expenses	15,927	12,357	3,257
Interest expense and amortization of offering costs	36,158	23,209	152,021
Custodian’s fees and expenses	50,320	33,771	14,347
Directors’/Trustees’ fees and expenses	6,705	4,240	1,345
Professional fees	26,027	20,416	10,437
Shareholders’ reports – printing and mailing expenses	57,630	44,156	15,117
Stock exchange listing fees	9,068	9,068	288
Investor relations expense	—	—	1,352
Other expenses	28,146	19,030	17,417
Total expenses before custodian fee credit and expense reimbursement	2,019,828	1,309,709	526,487
Custodian fee credit	(1,482)	(556)	(711)
Expense reimbursement	—	—	(35,273)
Net expenses	2,018,346	1,309,153	490,503
Net investment income	10,879,743	7,025,371	1,732,620
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	248,011	92,219	7,965
Change in net unrealized appreciation (depreciation) of investments	(8,256,526)	(4,081,282)	(1,457,657)
Net realized and unrealized gain (loss)	(8,008,515)	(3,989,063)	(1,449,692)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(363,829)	(224,505)	(46,443)
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	(363,829)	(224,505)	(46,443)
Net increase (decrease) in net assets applicable to Common
shares from operations	$2,507,399	$2,811,803	$236,485

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Operations (continued)
		Year Ended February 28, 2011
	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Investment Income	$11,683,075	$4,816,262	$3,433,128	$2,534,448
Expenses
Management fees	1,465,776	603,186	435,140	310,832
Auction fees	109,500	38,279	32,401	23,251
Dividend disbursing agent fees	30,000	10,000	10,000	10,000
Shareholders’ servicing agent fees and expenses	17,782	6,372	1,018	808
Interest expense and amortization of offering costs	—	152,785	—	—
Custodian’s fees and expenses	46,795	24,055	18,645	15,770
Directors’/Trustees’ fees and expenses	5,968	2,421	1,741	1,247
Professional fees	24,599	13,794	12,240	11,079
Shareholders’ reports – printing and mailing expenses	59,787	25,094	21,307	18,148
Stock exchange listing fees	9,068	591	435	301
Investor relations expense	—	—	—	—
Other expenses	19,823	19,376	23,899	17,481
Total expenses before custodian fee credit and expense reimbursement	1,789,098	895,953	556,826	408,917
Custodian fee credit	(2,445)	(837)	(271)	(331)
Expense reimbursement	—	(51,636)	(54,652)	(51,152)
Net expenses	1,786,653	843,480	501,903	357,434
Net investment income	9,896,422	3,972,782	2,931,225	2,177,014
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,695,269)	(759,748)	(317,234)	(343,731)
Change in net unrealized appreciation (depreciation) of investments	(6,159,347)	(3,186,614)	(2,015,524)	(1,945,414)
Net realized and unrealized gain (loss)	(7,854,616)	(3,946,362)	(2,332,758)	(2,289,145)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(304,704)	(107,603)	(90,237)	(65,024)
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	(304,704)	(107,603)	(90,237)	(65,024)
Net increase (decrease) in net assets applicable to Common
shares from operations	$1,737,102	$(81,183)	$508,230	$(177,155)

See accompanying notes to financial statements.

66 Nuveen Investments

Statement of
Changes in Net Assets
	Michigan		Michigan		Michigan
	Quality Income (NUM)		Premium Income (NMP)		Dividend Advantage (NZW)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10	2/28/11	2/28/10
Operations
Net investment income	$10,879,743	$10,772,387	$7,025,371	$6,940,535	$1,732,620	$1,883,250
Net realized gain (loss) from
investments	248,011	(1,126,911)	92,219	(479,222)	7,965	(758,274)
Change in net unrealized appreciation
(depreciation) of investments	(8,256,526)	13,314,923	(4,081,282)	7,688,095	(1,457,657)	3,453,979
Distributions to Auction Rate
Preferred Shareholders
from net investment income	(363,829)	(440,076)	(224,505)	(271,823)	(46,443)	(64,791)
Net increase (decrease) in net assets
applicable to Common shares
from operations	2,507,399	22,520,323	2,811,803	13,877,585	236,485	4,514,164
Distributions to Common Shareholders
From net investment income	(9,571,838)	(8,473,599)	(6,243,504)	(5,420,952)	(1,633,328)	(1,474,799)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(9,571,838)	(8,473,599)	(6,243,504)	(5,420,952)	(1,633,328)	(1,474,799)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(43,408)	(1,779,734)	(105,018)	(1,271,720)	(20,395)	(148,424)
Net increase (decrease) in net assets
applicable to Common shares from
capital share transactions	(43,408)	(1,779,734)	(105,018)	(1,271,720)	(20,395)	(148,424)
Net increase (decrease) in net assets
applicable to Common shares	(7,107,847)	12,266,990	(3,536,719)	7,184,913	(1,417,238)	2,890,941
Net assets applicable to Common
shares at the beginning of year	170,983,490	158,716,500	109,619,360	102,434,447	29,126,877	26,235,936
Net assets applicable to Common
shares at the end of year	$163,875,643	$170,983,490	$106,082,641	$109,619,360	$27,709,639	$29,126,877
Undistributed (Over-distribution of)
net investment income at the end
of year	$2,994,016	$2,052,752	$1,865,189	$1,308,096	$409,933	$327,171

See accompanying notes to financial statements.

Nuveen Investments 67

Statement of
Changes in Net Assets (continued)
	Ohio		Ohio		Ohio
	Quality Income (NUO)		Dividend Advantage (NXI)		Dividend Advantage 2 (NBJ)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10	2/28/11	2/28/10
Operations
Net investment income	$9,896,422	$9,796,627	$3,972,782	$4,102,042	$2,931,225	$2,919,272
Net realized gain (loss) from
investments	(1,695,269)	363,546	(759,748)	222,662	(317,234)	(18,550)
Change in net unrealized appreciation
(depreciation) of investments	(6,159,347)	13,563,229	(3,186,614)	4,711,810	(2,015,524)	4,761,551
Distributions to Auction Rate
Preferred Shareholders
from net investment income	(304,704)	(380,264)	(107,603)	(156,209)	(90,237)	(115,975)
Net increase (decrease) in net assets
applicable to Common shares
from operations	1,737,102	23,343,138	(81,183)	8,880,305	508,230	7,546,298
Distributions to Common Shareholders
From net investment income	(8,744,701)	(7,787,080)	(3,699,495)	(3,281,918)	(2,613,100)	(2,300,529)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(8,744,701)	(7,787,080)	(3,699,495)	(3,281,918)	(2,613,100)	(2,300,529)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	123,278	—	40,145	—	13,809	—
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to Common shares from
capital share transactions	123,278	—	40,145	—	13,809	—
Net increase (decrease) in net assets
applicable to Common shares	(6,884,321)	15,556,058	(3,740,533)	5,598,387	(2,091,061)	5,245,769
Net assets applicable to Common
shares at the beginning of year	157,438,843	141,882,785	64,290,495	58,692,108	46,000,269	40,754,500
Net assets applicable to Common
shares at the end of year	$150,554,522	$157,438,843	$60,549,962	$64,290,495	$43,909,208	$46,000,269
Undistributed (Over-distribution of)
net investment income at the end
of year	$2,761,677	$1,981,139	$1,034,310	$901,121	$766,971	$566,366

See accompanying notes to financial statements.

68 Nuveen Investments

Statement of
Changes in Net Assets (continued)
	Ohio
	Dividend Advantage 3 (NVJ)
	Year Ended	Year Ended
	2/28/11	2/28/10
Operations
Net investment income	$2,177,014	$2,167,213
Net realized gain (loss) from
investments	(343,731)	(180,875)
Change in net unrealized appreciation
(depreciation) of investments	(1,945,414)	2,739,661
Distributions to Auction Rate
Preferred Shareholders
from net investment income	(65,024)	(83,432)
Net increase (decrease) in net assets
applicable to Common shares
from operations	(177,155)	4,642,567
Distributions to Common Shareholders
From net investment income	(1,938,643)	(1,708,152)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(1,938,643)	(1,708,152)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	22,090	—
Repurchased and retired	—	—
Net increase (decrease) in net assets
applicable to Common shares from
capital share transactions	22,090	—
Net increase (decrease) in net assets
applicable to Common shares	(2,093,708)	2,934,415
Net assets applicable to Common
shares at the beginning of year	33,061,683	30,127,268
Net assets applicable to Common
shares at the end of year	$30,967,975	$33,061,683
Undistributed (Over-distribution of)
net investment income at the end
of year	$624,640	$459,793

See accompanying notes to financial statements.

Nuveen Investments 69

Statement of
Cash Flows
Year Ended February 28, 2011

Michigan
Dividend
Advantage
(NZW)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares	$236,485
from Operations
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(4,541,397)
Proceeds from sales and maturities of investments	2,602,288
Amortization (Accretion) of premiums and discounts, net	(8,825)
(Increase) Decrease in:
Receivable for interest	(15,536)
Other assets	6,714
Increase (Decrease) in:
Payable for investments purchased	324,375
Payable for Auction Rate Preferred share dividends	586
Payable for interest	31,267
Accrued management fees	1,528
Accrued other expenses	(14,394)
Net realized (gain) loss from investments	(7,965)
Change in net unrealized (appreciation) depreciation of investments	1,457,657
Taxes paid on undistributed capital gains	(14)
Net cash provided by (used in) operating activities	72,769
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(541,641)
Increase (Decrease) in:
MTP shares, at liquidation value	16,313,000
ARPS, at liquidation value	(14,275,000)
Payable for offering costs	175,469
Cash distributions paid to Common shareholders	(1,626,784)
Cost of Common shares repurchased and retired	(20,395)
Net cash provided by (used in) financing activities	24,649
Net Increase (Decrease) in Cash	97,418
Cash at the beginning of year	65,559
Cash at the End of year	162,977

Supplemental Disclosure of Cash Flow Information

Cash paid by Michigan Dividend Advantage (NZW) for interest (excluding amortization of offering costs) during the fiscal year ended February 28, 2011, was $113,304.

See accompanying notes to financial statements.

70 Nuveen Investments

Financial

Highlights

Nuveen Investments 71

Financial

Highlights

Selected data for a Common share outstanding throughout each period:

				Investment Operations			Less Distributions
				Distributions	Distributions					Discount
				from Net	from		Net	Capital		from		Ending
	Beginning		Net	Investment	Capital		Investment	Gains		Common		Common
	Common		Realized/	Income to	Gains to		Income to	to		Shares		Share
	Share	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased		Net	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired		Value	Value
Michigan Quality Income (NUM)
Year Ended 2/28:
2011	$14.79	$.94	$(.69)	$(.03)	$—	$.22	$(.83)	$—	$(.83)	$—	**	$14.18	$12.75
2010	13.55	.93	1.06	(.04)	—	1.95	(.73)	—	(.73)	.02		14.79	12.94
2009(f)	14.13	.54	(.60)	(.13)	—	(.19)	(.39)	—	(.39)	—		13.55	10.61
Year Ended 7/31:
2008	14.96	.93	(.71)	(.24)	(.04)	(.06)	(.67)	(.10)	(.77)	—		14.13	12.32
2007	15.17	.94	(.10)	(.25)	(.02)	.57	(.71)	(.07)	(.78)	—		14.96	14.16
2006	15.88	.96	(.52)	(.21)	(.02)	.21	(.81)	(.11)	(.92)	—		15.17	14.41
Michigan Premium Income (NMP)
Year Ended 2/28:
2011	14.40	.92	(.52)	(.03)	—	.37	(.82)	—	(.82)	—	**	13.95	12.66
2010	13.26	.90	.97	(.04)	—	1.83	(.71)	—	(.71)	.02		14.40	12.50
2009(f)	13.87	.52	(.63)	(.12)	—	(.23)	(.38)	—	(.38)	—	**	13.26	10.44
Year Ended 7/31:
2008	14.65	.89	(.69)	(.23)	(.02)	(.05)	(.66)	(.07)	(.73)	—		13.87	12.38
2007	14.92	.90	(.12)	(.23)	(.02)	.53	(.71)	(.09)	(.80)	—		14.65	13.80
2006	15.55	.91	(.40)	(.18)	(.02)	.31	(.79)	(.15)	(.94)	—		14.92	14.27

	Auction Rate Preferred Shares
		at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
Michigan Quality Income (NUM)
Year Ended 2/28:
2011	$87,325	$25,000	$71,915
2010	87,325	25,000	73,950
2009(f)	90,900	25,000	68,651
Year Ended 7/31:
2008	94,000	25,000	69,023
2007	94,000	25,000	71,607
2006	94,000	25,000	72,270
Michigan Premium Income (NMP)
Year Ended 2/28:
2011	53,700	25,000	74,387
2010	53,700	25,000	76,033
2009(f)	56,000	25,000	70,730
Year Ended 7/31:
2008	56,000	25,000	72,986
2007	56,000	25,000	75,695
2006	56,000	25,000	76,612

72 Nuveen Investments

							Ratios/Supplemental Data
					Ratios to Average Net Assets
Total Returns					Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Rate
4.69%	1.39%	$163,876	1.18%		1.16%		6.37%		6%
29.40	14.83	170,983	1.24		1.22		6.50		9
(10.68)	(1.27)	158,717	1.33	*	1.33	*	6.93	*	3
(7.77)	(.43)	165,525	1.29		1.25		6.28		18
3.64	3.77	175,244	1.26		1.22		6.12		13
(2.28)	1.41	177,734	1.23		1.23		6.18		18
7.72	2.55	106,083	1.20		1.18		6.42		4
27.06	14.22	109,619	1.25		1.23		6.51		12
(12.57)	(1.62)	102,434	1.32	*	1.32	*	6.83	*	3
(5.09)	(.36)	107,488	1.38		1.23		6.16		20
2.16	3.59	113,558	1.38		1.22		5.97		15
(3.12)	2.06	115,611	1.20		1.10		6.02		6

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 73

Financial

Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
				Distributions	Distributions						Discount
	Beginning			from Net	from			Net			from		Ending
	Common			Investment	Capital			Investment	Capital		Common		Common
	Share		Net	Income to	Gains to			Income to	Gains to		Shares		Share
	Net	Net	Realized/	Preferred	Preferred			Common	Common		Repurchased		Net	Ending
	Asset	Investment	Gain	Share-	Share-			Share-	Share-		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)		Total	holders	holders	Total	Retired		Value	Value
Michigan Dividend Advantage (NZW)
Year Ended 2/28:
2011	$14.18	$.84	$(.70)	$(.02)	$—		$.12	$(.80)	$—	$(.80)	$—	**	$13.50	$12.13
2010	12.69	.91	1.32	(.03)	—		2.20	(.72)	—	(.72)	.01		14.18	12.43
2009(f)	13.68	.54	(1.00)	(.13)	—	**	(.59)	(.39)	(.01)	(.40)	—		12.69	10.77
Year Ended 7/31:
2008	14.73	.94	(.95)	(.24)	(.02)		(.27)	(.71)	(.07)	(.78)	—		13.68	13.10
2007	14.94	.95	(.14)	(.24)	—	**	.57	(.77)	(.01)	(.78)	—		14.73	15.10
2006	15.44	.97	(.40)	(.20)	—		.37	(.87)	—	(.87)	—		14.94	15.81

	Auction Rate Preferred Shares					MuniFund Term Preferred Shares
		at End of Period				at End of Period
	Aggregate	Liquidation	Asset	Aggregate	Liquidation	Ending	Average		Asset
	Amount	Value	Coverage	Amount	Value	Market	Market		Coverage
	Outstanding	Per	Per	Outstanding	Per	Value	Value		Per
	(000)	Share	Share	(000)	Share	Per Share	Per Share		Share
Michigan Dividend Advantage (NZW)
Year Ended 2/28:
2011	$—	$—	$—	$16,313	$10	$9.73	$9.82	^	$26.99
2010	14,275	25,000	76,010	—	—	—	—		—
2009(f)	14,925	25,000	68,946	—	—	—	—		—
Year Ended 7/31:
2008	16,000	25,000	69,195	—	—	—	—		—
2007	16,000	25,000	72,561	—	—	—	—		—
2006	16,000	25,000	73,161	—	—	—	—		—

74 Nuveen Investments

							Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Reimbursement(c)							After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value (b)	Value (b)	Shares (000)	Interest(e)		Interest		Income		Interest(e)		Interest		Income		Rate
3.72%	.70%	$27,710	1.81%		1.40%		5.85%		1.69%		1.28%		5.97%		6%
22.58	17.70	29,127	1.35		1.33		6.48		1.15		1.13		6.68		6
(14.48)	(4.20)	26,236	1.48	*	1.48	*	7.03	*	1.22	*	1.22	*	7.29	*	4

(8.10)	(1.95)	28,285	1.39		1.34		6.23		1.07		1.03		6.55		18
.46	3.79	30,439	1.38		1.35		5.89		.99		.96		6.28		19
(.47)	2.46	30,823	1.31		1.31		5.92		.86		.86		6.37		8

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
^	For the period November 15, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments 75

Financial

Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions

				Distributions	Distributions					Discount
				from Net	from		Net			from		Ending
	Beginning		Net	Investment	Capital		Investment	Capital		Common		Common
	Common		Realized/	Income to	Gains to		Income to	Gains to		Shares		Share
	Share	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased		Net	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired		Value	Value
Ohio Quality Income (NUO)
Year Ended 2/28:
2011	$16.15	$1.01	$(.79)	$(.03)	$—	$.19	$(.90)	$—	$(.90)	$—		$15.44	$14.85
2010	14.56	1.01	1.42	(.04)	—	2.39	(.80)	—	(.80)	—		16.15	15.58
2009(f)	15.04	.56	(.52)	(.13)	—	(.09)	(.39)	—	(.39)	—		14.56	12.90
Year Ended 7/31:
2008	15.81	.95	(.71)	(.25)	(.02)	(.03)	(.67)	(.07)	(.74)	—		15.04	13.40
2007	16.01	.96	(.12)	(.26)	(.01)	.57	(.73)	(.04)	(.77)	—		15.81	14.43
2006	16.58	.98	(.42)	(.22)	(.01)	.33	(.85)	(.05)	(.90)	—		16.01	15.83
Ohio Dividend Advantage (NXI)
Year Ended 2/28:
2011	15.15	.94	(.93)	(.03)	—	(.02)	(.87)	—	(.87)	—		14.26	13.30
2010	13.83	.96	1.17	(.04)	—	2.09	(.77)	—	(.77)	—	**	15.15	14.48
2009(f)	14.25	.54	(.46)	(.12)	—	(.04)	(.38)	—	(.38)	—		13.83	12.10
Year Ended 7/31:
2008	14.87	.93	(.55)	(.23)	(.03)	.12	(.65)	(.09)	(.74)	—		14.25	12.77
2007	15.02	.94	(.09)	(.24)	(.01)	.60	(.72)	(.03)	(.75)	—		14.87	14.39
2006	15.55	.96	(.40)	(.21)	—	.35	(.85)	(.03)	(.88)	—		15.02	15.05

										Auction Rate Preferred Shares
	Auction Rate Preferred Shares				MuniFund Term Preferred Shares					and MuniFund Term Preferred Shares at End of Period
		at End of Period			at End of Period
						Ending	Average
	Aggregate	Liquidation	Asset	Aggregate	Liquidation	Market	Market		Asset	Asset Coverage
	Amount	Value	Coverage	Amount	Value	Value	Value		Coverage	Per $1
	Outstanding	Per	Per	Outstanding	Per	Per	Per	Per		Liquidation
	(000)	Share	Share	(000)	Share	Share	Share		Share	Preference
Ohio Quality Income (NUO)
Year Ended 2/28:
2011	$73,000	$25,000	$76,560	$—	$—	$—	$—		$—
2010	73,000	25,000	78,917	—	—	—	—		—	—
2009(f)	77,000	25,000	71,066	—	—	—	—			—
Year Ended 7/31:
2008	77,000	25,000	72,603	—	—	—	—		—	—
2007	77,000	25,000	75,017	—	—	—	—		—	—
2006	77,000	25,000	75,658	—	—	—	—		—	—
Ohio Dividend Advantage (NXI)
Year Ended 2/28:
2011	12,500	25,000	72,379	19,450	10	9.78	9.85	^	28.95	2.90
2010	29,000	25,000	80,423	—	—	—	—		—	—
2009(f)	31,000	25,000	72,332	—	—	—	—		—	—
Year Ended 7/31:
2008	31,000	25,000	73,770	—	—	—	—		—	—
2007	31,000	25,000	75,898	—	—	—	—		—	—
2006	31,000	25,000	76,400	—	—	—	—		—	—

76 Nuveen Investments

							Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Reimbursement(c)						After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Interest(e)		Interest		Income		Rate
.91%	1.09%	$150,555	1.14%		1.14%		6.32%		N/A		N/A		N/A		14%
27.57	16.76	157,439	1.20		1.20		6.51		N/A		N/A		N/A		6
(0.71)	(0.49)	141,883	1.35	*	1.31	*	6.77	*	N/A		N/A		N/A		10
(2.18)	(.26)	146,617	1.42		1.26		6.08		N/A		N/A		N/A		14
(4.25)	3.56	154,052	1.29		1.19		5.94		N/A		N/A		N/A		15
(1.36)	2.10	156,026	1.20		1.20		6.05		N/A		N/A		N/A		9
(2.52)	(.23)	60,550	1.41		1.22		6.18		1.33%		1.13%		6.26%		14
26.70	15.46	64,290	1.21		1.21		6.47		1.06		1.06		6.62		7
(2.08)	(0.15)	58,692	1.35	*	1.31	*	6.64	*	1.12	*	1.09	*	6.87	*	10
(6.21)	.83	60,475	1.39		1.24		6.06		1.12		.97		6.33		17
.52	4.02	63,114	1.32		1.22		5.85		.97		.87		6.20		14
(6.53)	2.32	63,735	1.21		1.21		5.85		.79		.79		6.27		6

(a) The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f) For the seven months ended February 28, 2009.

* Annualized.

** Rounds to less than $.01 per share.

^ For the period November 22, 2010 (first issuance date of shares) through February 28, 2011.

N/A Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 77

Financial

Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
				Distributions	Distributions					Discount
				from Net	from		Net			from		Ending
	Beginning		Net	Investment	Capital		Investment	Capital		Common		Common
	Common		Realized/	Income to	Gains to		Income to	Gains to		Shares		Share
	Share	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased		Net	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired		Value	Value
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28:
2011	$14.74	$.94	$(.75)	$(.03)	$—	$.16	$(.84)	$—	$(.84)	$—		$14.06	$13.01
2010	13.06	.93	1.53	(.04)	—	2.42	(.74)	—	(.74)	—		14.74	13.85
2009(f)	13.87	.54	(.84)	(.13)	—	(.43)	(.38)	—	(.38)	—		13.06	11.58
Year Ended 7/31:
2008	14.64	.93	(.73)	(.25)	(.02)	(.07)	(.64)	(.06)	(.70)	—		13.87	12.37
2007	14.81	.92	(.10)	(.25)	(.01)	.56	(.69)	(.04)	(.73)	—		14.64	13.80
2006	15.37	.93	(.41)	(.22)	(.01)	.29	(.80)	(.05)	(.85)	—		14.81	14.70
Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28:
2011	15.33	1.01	(1.06)	(.03)	—	(.08)	(.90)	—	(.90)	—		14.35	13.72
2010	13.97	1.00	1.19	(.04)	—	2.15	(.79)	—	(.79)	—	**	15.33	15.20
2009(f)	14.33	.55	(.39)	(.12)	—	.04	(.40)	—	(.40)	—		13.97	11.95
Year Ended 7/31:
2008	14.92	.95	(.56)	(.23)	(.02)	.14	(.67)	(.06)	(.73)	—		14.33	12.91
2007	15.06	.96	(.08)	(.25)	(.01)	.62	(.72)	(.04)	(.76)	—		14.92	14.35
2006	15.57	.95	(.45)	(.22)	—	.28	(.79)	—	(.79)	—		15.06	14.75

	Auction Rate Preferred Shares
		at End of Period
	Aggregate
	Amount		Asset
	Outstanding	Liquidation	Coverage
	(000)	Per Share	Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28:
2011	$21,600	$25,000	$75,821
2010	21,600	25,000	78,241
2009(f)	23,100	25,000	69,107
Year Ended 7/31:
2008	24,000	25,000	70,090
2007	24,000	25,000	72,598
2006	24,000	25,000	73,169
Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28:
2011	15,500	25,000	74,948
2010	15,500	25,000	78,325
2009(f)	16,500	25,000	70,647
Year Ended 7/31:
2008	16,500	25,000	71,881
2007	16,500	25,000	73,778
2006	16,500	25,000	74,252

78 Nuveen Investments

							Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Reimbursement(c)						After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Interest(e)		Interest		Income		Rate
(.37)%	1.00%	$43,909	1.22%		1.22%		6.31%		1.10%		1.10%		6.43%		9%
26.62	18.91	46,000	1.27		1.27		6.49		1.07		1.07		6.69		8
(3.09)	(3.01)	40,755	1.46	*	1.42	*	6.91	*	1.20	*	1.16	*	7.17	*	5
(5.46)	(.51)	43,286	1.46		1.30		6.10		1.14		.98		6.41		16
(1.26)	3.80	45,694	1.41		1.31		5.76		1.02		.92		6.15		14
.35	1.96	46,242	1.27		1.27		5.71		.81		.81		6.16		8
(4.13)	(.66)	30,968	1.26		1.26		6.53		1.10		1.10		6.69		12
34.62	15.73	33,062	1.30		1.30		6.56		1.07		1.07		6.80		14
(4.29)	.36	30,127	1.46	*	1.42	*	6.63	*	1.15	*	1.12	*	6.93	*	9
(5.13)	.95	30,941	1.47		1.32		6.05		1.12		.97		6.41		19
2.32	4.06	32,194	1.41		1.31		5.85		.99		.89		6.27		19
(2.33)	1.87	32,506	1.28		1.28		5.76		.83		.83		6.21		2

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 79

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (collectively, the “Funds”). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from the Funds’ management fee.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

80 Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Michigan Dividend Advantage (NZW) had outstanding when-issued/delayed delivery purchase commitments of $2,132,876, $839,820 and $324,375, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2011, the number of ARPS outstanding for each Fund is as follows:

	Michigan	Michigan
	Quality	Premium
	Income	Income
	(NUM)	(NMP)
Number of shares:
Series M	—	805
Series W	—	—
Series TH	2,972	1,343
Series F	521	—
Total	3,493	2,148

Nuveen Investments 81

Notes to

Financial Statements (continued)

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Number of shares:
Series M	645	—	—	—
Series T	—	—	—	620
Series W	—	500	—	—
Series TH	1,327	—	—	—
Series TH2	948	—	—	—
Series F	—	—	864	—
Total	2,920	500	864	620

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of February 28, 2011, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
ARPS redeemed, at liquidation value	$6,675,000	$2,300,000	$16,000,000

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
ARPS redeemed, at liquidation value	$4,000,000	$18,500,000	$2,400,000	$1,000,000

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all or a portion of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 28, 2011, the number of MTP Shares outstanding, fixed annual rate and NYSE “ticker” symbol for each Fund are as follows:

	Michigan Dividend Advantage (NZW)			Ohio Dividend Advantage (NXI)
	Shares	Annual	NYSE	Shares	Annual	NYSE
	Outstanding	Interest Rate	Ticker	Outstanding	Interest Rate	Ticker
Series 2015	1,631,300	2.30%	NZW Pr C	1,945,000	2.35%	NXI Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The

82 Nuveen Investments

redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	Michigan	Ohio
	Dividend	Dividend
	Advantage	Advantage
	(NZW)	(NXI)
	Series 2015	Series 2015
Term Redemption Date	December 1, 2015	December 1, 2015
Optional Redemption Date	December 1, 2011	December 1, 2011
Premium Expiration Date	November 30, 2012	November 30, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended February 28, 2011, was as follows:
	Michigan	Ohio
	Dividend	Dividend
	Advantage	Advantage
	(NZW)*	(NXI)**
Average liquidation value of MTP Shares outstanding	$16,257,038	$19,201,010

*	For the period November 15, 2010 (first issuance date of shares) through February 28, 2011.
**	For the period November 22, 2010 (first issuance date of shares) through February 28, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended February 28, 2011, there were no amounts earned by Nuveen.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments 83

Notes to
Financial Statements (continued)

At February 28, 2011, the Funds were not invested in externally-deposited Recourse Trusts.
	Michigan	Michigan	Michigan	Ohio	Ohio	Ohio	Ohio
	Quality	Premium	Dividend	Quality	Dividend	Dividend	Dividend
	Income	Income	Advantage	Income	Advantage	Advantage 2	Advantage 3
	(NUM)	(NMP)	(NZW)	(NUO)	(NXI)	(NBJ)	(NVJ)
Maximum exposure to Recourse Trusts	$ —	$ —	$ —	$ —	$ —	$ —	$ —

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2011, were as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Average floating rate obligations outstanding	$3,630,000	$2,330,000	$665,000
Average annual interest rate and fees	1.00%	1.00%	1.00%

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. As of February 28, 2011, each Fund’s offering costs incurred were as follows:

	Michigan	Ohio
	Dividend	Dividend
	Advantage	Advantage
	(NZW)	(NXI)
MTP Shares offering costs	$574,695	$551,750

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

84 Nuveen Investments

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Michigan Quality Income (NUM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$252,805,857	$—	$252,805,857
Michigan Premium Income (NMP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$160,669,245	$—	$160,669,245
Michigan Dividend Advantage (NZW)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$44,027,541	$—	$44,027,541
Ohio Quality Income (NUO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$220,762,745	$—	$220,762,745
Ohio Dividend Advantage (NXI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$90,189,150	$127,750	$90,316,900
Ohio Dividend Advantage 2 (NBJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$64,429,102	$91,250	$64,520,352
Ohio Dividend Advantage 3 (NVJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$45,739,879	$73,000	$45,812,879

Nuveen Investments 85

Notes to

Financial Statements (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Ohio Dividend	Ohio Dividend	Ohio Dividend
	Advantage	Advantage 2	Advantage 3
	(NXI)	(NBJ)	(NVJ)
	Level 3	Level 3	Level 3
	Municipal Bonds	Municipal Bonds	Municipal Bonds
Balance at the beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers into	127,750	91,250	73,000
Transfers out of	—	—	—
Balance at the end of year	$127,750	$91,250	$73,000
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities
held as of February 28, 2011	$(69,376)	$(49,554)	$(39,643)

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2011.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:
	Michigan Quality		Michigan Premium		Michigan Dividend
	Income (NUM)		Income (NMP)		Advantage (NZW)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(3,400)	(153,900)	(8,300)	(110,400)	(1,700)	(12,200)
Weighted average Common share:
Price per share repurchased and retired	$12.75	$11.54	$12.63	$11.50	$11.98	$12.15
Discount per share repurchased and retired	13.81%	18.15%	12.55%	17.11%	11.21%	13.24%

86 Nuveen Investments

	Ohio Quality		Ohio Dividend
	Income (NUO)		Advantage (NXI)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	7,425	—	2,631	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

	Ohio Dividend		Ohio Dividend
	Advantage 2 (NBJ)		Advantage 3 (NVJ)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	926	—	1,431	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

Preferred Shares

Transactions in ARPS were as follows:
		Michigan Quality Income (NUM)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series TH	—	$ —	122	$3,050,000
Series F	—	—	21	525,000
Total	—	$ —	143	$3,575,000

		Michigan Premium Income (NMP)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	—	$ —	35	$ 875,000
Series TH	—	—	57	1,425,000
Total	—	$ —	92	$2,300,000

Michigan Dividend Advantage (NZW)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	571	$14,275,000	26	$650,000

Nuveen Investments 87

Notes to

Financial Statements (continued)

		Ohio Quality Income (NUO)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	—	$ —	35	$ 875,000
Series TH	—	—	73	1,825,000
Series TH2	—	—	52	1,300,000
Total	—	$ —	160	$4,000,000

Ohio Dividend Advantage (NXI)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	660	16,500,000	80	$2,000,000

Ohio Dividend Advantage 2 (NBJ)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series F	—	$ —	60	$1,500,000

Ohio Dividend Advantage 3 (NVJ)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series T	—	$ —	40	$1,000,000

Transactions in MTP Shares were as follows:

		Michigan Dividend Advantage (NZW)				Ohio Dividend Advantage (NXI)
	Year Ended		Year Ended		Year Ended		Year Ended
	2/28/11		2/28/10		2/28/11		2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	1,631,300	$16,313,000	—	$ —	1,945,000	$19,450,000	—	$ —

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2011, were as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Purchases	$17,614,816	$8,273,002	$4,541,397
Sales and maturities	15,756,305	6,366,259	2,602,288

88 Nuveen Investments

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Purchases	$32,331,591	$15,315,115	$6,185,816	$5,976,500
Sales and maturities	31,496,404	13,108,880	5,805,312	5,785,744

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Cost of investments	$247,578,492	$159,028,316	$43,847,828
Gross unrealized:
Appreciation	$7,973,976	$2,885,526	$1,001,267
Depreciation	(6,376,609)	(3,574,626)	(1,486,538)
Net unrealized appreciation (depreciation) of investments	$1,597,367	$(689,100)	$(485,271)

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Cost of investments	$217,779,075	$90,378,875	$64,620,490	$45,418,378
Gross unrealized:
Appreciation	$6,949,255	$2,316,077	$1,550,399	$1,595,489
Depreciation	(3,965,585)	(2,378,052)	(1,650,537)	(1,200,988)
Net unrealized appreciation (depreciation) of investments	$2,983,670	$(61,975)	$(100,138)	$394,501

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at February 28, 2011, the Funds’ tax year end, as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Paid-in surplus	$814	$150	$(32,097)
Undistributed (Over-distribution of) net investment income	(2,812)	(269)	29,913
Accumulated net realized gain (loss)	1,998	119	2,184

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Paid-in surplus	$42,945	$32,755	$20,625	$4,673
Undistributed (Over-distribution of) net investment income	(66,479)	(32,495)	(27,283)	(8,500)
Accumulated net realized gain (loss)	23,534	(260)	6,658	3,827

Nuveen Investments 89

Notes to

Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Undistributed net tax-exempt income*	$3,631,639	$2,358,797	$557,829
Undistributed net ordinary income**	—	—	—
Undistributed net long-term capital gains	—	—	—

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NUO)	(NXI)	(NBJ)	(NVJ)
Undistributed net tax-exempt income*	$3,285,303	$1,310,729	$966,266	$738,029
Undistributed net ordinary income**	2,660	—	—	—
Undistributed net long-term capital gains	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2011, paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
2011	(NUM)	(NMP)	(NZW)
Distributions from net tax-exempt income***	$9,890,005	$6,426,137	$1,756,176
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
2011	(NUO)	(NXI)	(NBJ)	(NVJ)
Distributions from net tax-exempt income***	$9,038,269	$3,877,989	$2,701,429	$1,997,821
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
2010	(NUM)	(NMP)	(NZW)
Distributions from net tax-exempt income	$8,303,611	$5,617,873	$1,531,890
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—

	Ohio	Ohio	Ohio	Ohio
	Quality	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
2010	(NUO)	(NXI)	(NBJ)	(NVJ)
Distributions from net tax-exempt income	$7,994,424	$3,335,906	$2,373,144	$1,758,180
Distributions from net ordinary income**	—	39,995	—	—
Distributions from net long-term capital gains	—	—	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.

90 Nuveen Investments

At February 28, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Michigan	Michigan	Michigan	Ohio	Ohio	Ohio	Ohio
	Quality	Premium	Dividend	Quality	Dividend	Dividend	Dividend
	Income	Income	Advantage	Income	Advantage	Advantage 2	Advantage 3
	(NUM)	(NMP)	(NZW)	(NUO)	(NXI)	(NBJ)	(NVJ)
Expiration:
February 29, 2016	$—	$—	$—	$—	$—	$14,045	$—
February 28, 2017	87,846	278,817	441,752	1,309,059	—	522,972	52,532
February 28, 2018	2,690,744	1,586,140	834,359	78,027	—	211,828	177,836
February 28, 2019	—	—	—	1,468,286	596,403	310,576	275,067
Total	$2,778,590	$1,864,957	$1,276,111	$2,855,372	$596,403	$1,059,421	$505,435

During the Funds’ tax year ended February 28, 2011, the following Funds utilized capital loss carryforwards as follows:

	Michigan	Michigan	Michigan
	Quality	Premium	Dividend
	Income	Income	Advantage
	(NUM)	(NMP)	(NZW)
Utilized capital loss carryforwards	$250,009	$92,338	$15,670

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Michigan	Ohio	Ohio	Ohio
	Dividend	Quality	Dividend	Dividend
	Advantage	Income	Advantage	Advantage 3
	(NZW)	(NUO)	(NXI)	(NVJ)
Post-October capital losses	$13,969	$203,449	$138,592	$64,837

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:
Michigan Quality Income (NUM)
Michigan Premium Income (NMP)
Ohio Quality Income (NUO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Michigan Dividend Advantage (NZW)
Ohio Dividend Advantage (NXI)
Ohio Dividend Advantage 2 (NBJ)
Ohio Dividend Advantage 3 (NVJ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments 91

Notes to

Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2011, the complex- level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Ohio Dividend Advantage’s (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage’s (NZW) and Ohio Dividend Advantage 2’s (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

92 Nuveen Investments

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3’s (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

9. Subsequent Events

Preferred Shares

Subsequent to the reporting period, Ohio Dividend Advantage (NXI) successfully completed the issuance of $10,594,000 of 2.95%, Series 2016 MTP shares. The newly issued MTP shares trade on the NYSE under the ticker symbol “NXI Pr D.” Immediately following its MTP shares issuance, Ohio Dividend Advantage (NXI) noticed for redemption at par its remaining $12,500,000 ARPS outstanding using the MTP shares proceeds.

Subsequent to the reporting period, Ohio Dividend Advantage 2 (NBJ) successfully completed the issuance of $24,244,000 of 2.35%, Series 2014 MTP shares. The newly issued MTP shares trade on the NYSE under the ticker symbol “NBJ Pr A.” Immediately following the MTP shares issuance, Ohio Dividend Advantage 2 (NBJ) noticed for redemption at par its remaining $21,600,000 ARPS outstanding using the MTP shares proceeds.

Subsequent to the reporting period, Ohio Dividend Advantage 3 (NVJ) successfully completed the issuance of $16,061,000 of 2.35%, Series 2014 MTP shares. The newly issued MTP shares trade on the NYSE under the ticker symbol “NVJ Pr A.” Immediately following the MTP shares issuance, Ohio Dividend Advantage 3 (NVJ) noticed for redemption at par its remaining $15,500,000 ARPS outstanding using the MTP shares proceeds.

Nuveen Investments 93

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.; Board Member,
333 W. Wacker Drive	the Board	1996	Independent Directors Council affiliated with the Investment	246
Chicago, IL 60606	and Board Member		Company Institute.

■JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	246
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Source Media
Group; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	246
Chicago, IL 60606			Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit
Research Center at Georgetown University.

■DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	246
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater
Milwaukee Foundation.

■WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired 2004) of Miller-Valentine Group; member, University of	246
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System Board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

94 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	withthe Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	246
Chicago, IL 60606

■CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	246
Chicago, IL 60606			Reform (2005-2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing
8/16/44			Board, Investment Company Institute’s Independent Directors
333 W. Wacker Drive	Board Member	2011	Council; governance consultant and non-profit board member;	246
Chicago, IL 60606			former Owner and President, Strategic Management Resources, Inc.
a management consulting firm; previously, held several executive positions in general management, marketing and human resources at
IBM and The Pillsbury Company; Independent Director, First American
Fund Complex (1987-2010) and Chair (1997-2010).

■TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	246
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
			(2004-2007); Executive Vice President, Quantitative Management
			& Securities Lending (2000-2004); prior thereto, various positions
			with Northern Trust Company (since 1994); member: Goodman
			Theatre Board (since 2004), Chicago Fellowship Board (since
			2005), and Catalyst Schools of Chicago Board (since 2008); formerly,
			member: Northern Trust Mutual Funds Board (2005-2007),
			Northern Trust Global Investments Board (2004-2007), Northern
			Trust Japan Board (2004-2007), Northern Trust Securities Inc.
			Board (2003-2007) and Northern Trust Hong Kong Board
			(1997-2004).

Interested Board Member:

■JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director (since
6/14/61			1999) of Nuveen Investments, Inc., formerly, President (1999-2007);
333 W. Wacker Drive	Board Member	2008	Chief Executive Officer (since 2007) of Nuveen Investments Advisors,	246
Chicago, IL 60606			Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010)
of Nuveen Fund Advisors, Inc.

Nuveen Investments 95

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate
9/9/56	Chief Adminisrative		General Counsel of Nuveen Investments LLC; Managing Director
333 W. Wacker Drive	Officer	1988	(since 2004) and Assistant Secretary (since 1994) of Nuveen	246
Chicago, IL 60606			Investments, Inc.; Managing Director (since 2002), Assistant
Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen
Fund Advisors, Inc.; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Managing Director, Associate General Counsel and Assistant
Secretary of Symphony Asset Management LLC (since 2003); Vice
President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since
2002), Tradewinds Global Investors LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital
Management Inc. (since 2010); Chief Administrative Officer and Chief
Compliance Officer (since 2010) of Nuveen Commodities Asset
Management, LLC; Chartered Financial Analyst.

■ WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since
6/9/55			2010), formerly, Executive Vice President (1999-2010) of Nuveen
333 W. Wacker Drive	Vice President	2007	Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since	132
Chicago, IL 60606			2011); Managing Director (since 2010) of Nuveen Commodities Asset
Management, LLC.

■CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Investments, LLC.
1/11/62
333 W. Wacker Drive	Vice President	2007		132
Chicago, IL 60606

■MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc.
4/11/64			and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of
333 W. Wacker Drive	Vice President	2009	Institutional Asset Management (2007-2008) of Bear Stearns Asset	246
Chicago, IL 60606			Management; Head of Institutional Asset Management (1986-2007) of
Bank of NY Mellon; Chartered Financial Analyst.

■LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Fund Advisors, Inc.
333 W. Wacker Drive	Vice President	1998		246
Chicago, IL 60606

■STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive	andController	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	246
Chicago, IL 60606			(2005-2010) of Nuveen Fund Advisors, Inc.; Certified Fund Advisors, Inc.;
Certified Public Accountant.

96 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
333 W. Wacker Drive	and Treasurer	2009	Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment	246
Chicago, IL 60606			Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments
Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice
President and Treasurer of NWQ Investment Management Company,
LLC, Tradewinds Global Investors, LLC, Symphony Asset Management
LLC and Winslow Capital Management, Inc.; Vice President of Santa
Barbara Asset Management, LLC; formerly, Treasurer (2006-2009),
Senior Vice President (2008-2009), previously, Vice President (2006-
2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan
Stanley’s Global Financial Services Group (2000-2003); Chartered
Accountant Designation.

■WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		of Nuveen Investments, LLC; Senior Vice President (since 2008)
333 W. Wacker Drive	Officer and	2003	and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606	Vice President

■TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Investments, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606

■LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President
7/27/51	Vice President and		(1993-2010), Assistant Secretary and Assistant General Counsel
333 W. Wacker Drive	Assistant Secretary	1997	of Nuveen Investments, LLC; Senior Vice President (since 2011) of	246
Chicago, IL 60606			Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of
Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly
Vice President (2005-2010), and Assistant Secretary (since 1997) of
Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen
Investments Advisers Inc. (since 2002), NWQ Investment Management
Company, LLC, Symphony Asset Management, LLC (since 2003),
Tradewinds Global Investors, LLC, Santa Barbara Asset Management,
LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment
Solutions, Inc. (since 2007); Vice President and Assistant Secretary of
Nuveen Commodities Asset Management LLC (since 2010).

■KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008),
3/26/66	Vice President		Nuveen Investments, LLC; Managing Director (since 2008), Assistant
333 W. Wacker Drive	and Secretary	2007	Secretary (since 2007) and Co-General Counsel (since 2011)	246
Chicago, IL 60606			of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary
and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC; Managing Director (since 2008), and Assistant
Secretary, Nuveen Investment Holdings, Inc.; Vice President
(since 2007) and Assistant Secretary, Nuveen Investment Advisers
Inc., NWQ Investment Management Company, LLC, Tradewinds
Global Investors LLC, NWQ Holdings, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC, Nuveen
HydePark Group, LLC and Nuveen Investment Solutions, Inc.
(since 2007) and of Winslow Capital Management, Inc. (since 2010);
Vice President and Secretary (since 2010) of Nuveen Commodities
Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP
(1997-2007).

Nuveen Investments 97

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since
3/30/53	Vice President and		2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary
800 Nicollet Mall	Assistant Secretary	2011	and Associate General Counsel (since 2011) of Nuveen Asset	246
Minneapolis, MN 55402			Management, LLC; Managing Director and Assistant Secretary (since
2011) of Nuveen Investments, LLC; formerly, Secretary of FASF
(2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

(1)
For Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NZW, NXI, NBJ and NVJ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98 Nuveen Investments

Annual Investment Management Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

Nuveen Investments 99

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also

100 Nuveen Investments

considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including actions taken for the Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, and Nuveen Michigan Premium Income Municipal Fund, Inc. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen Ohio Quality Income Municipal Fund, Inc. Nuveen Ohio Dividend Advantage Municipal Fund, and Nuveen Ohio Dividend Advantage Municipal Fund 3 outperformed or matched the performance of their benchmarks in the

Nuveen Investments 101

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

one- and three-year periods whereas the Nuveen Ohio Dividend Advantage Municipal Fund 2 underperformed its benchmark in the three-year period but outperformed the performance of its benchmark in the one-year period.

The Independent Board Members noted that the performance of the Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Michigan Dividend Advantage Municipal Fund over time was satisfactory compared to peers, falling within the second or third quartiles over various periods. The Independent Board Members also noted that although the Nuveen Michigan Quality Income Municipal Fund, Inc. lagged its peers somewhat in the short-term one-year period, the Fund demonstrated more favorable performance in the longer three- and five-year periods.

C.   Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. The Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income

102 Nuveen Investments

Municipal Fund, Inc. had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of

Nuveen Investments 103

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies
     of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the

104 Nuveen Investments

fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 105

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

106 Nuveen Investments

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Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments 107

Reinvest Automatically,

Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

108 Nuveen Investments

Glossary of Terms

Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi- cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments 109

Glossary of Terms
Used in this Report (continued)

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110 Nuveen Investments

Other Useful Information

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NUM	3,400	—
NMP	8,300	—
NZW	1,700	571
NUO	—	—
NXI	—	660
NBJ	—	—
NVJ	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Board of Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Nuveen Investments 111

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-0211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$10,376	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 28, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2011	$850	$0	$0	$850
February 28, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”). NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“NAM, LLC” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's Adviser.  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	21	$3.95 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	6	$50.2 million
*	Assets are as of February 28, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM, LLC). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of December 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM, LLC in accordance with its overall compensation strategy discussed above. NAM, LLC is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM, LLC’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM, LLC’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation  in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, LLC, however, believes that such potential conflicts are mitigated by the fact that the NAM, LLC has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 6, 2011